UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06722

                                  Forward Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        433 California Street, 11th Floor
                             San Francisco, CA 94104
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Alan Reid, Jr.
                        433 California Street, 11th Floor
                             San Francisco, CA 94104
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-999-6809

Date of fiscal year end:     6/30/2005

Date of reporting period:   6/30/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. ANNUAL REPORT

                                     [LOGO]
                                 FORWARD FUNDS
                               [GRAPHIC OMITTED]

Forward Emerald Growth Fund
Forward Emerald Banking and Finance Fund
Forward Emerald Technology Fund

ANNUAL REPORT

JUNE 30, 2005

================================================================================
FORWARD FUNDS
REPORT FROM MANAGEMENT
--------------------------------------------------------------------------------

                                                                 August 15, 2005

Dear Shareholder:

           ECONOMIC & PORTFOLIO REVIEW AND FUND PERFORMANCE ANALYSIS

Economic Review

With all of the macro concerns facing the market in 2005, the fact that we had positive movement in the major market averages in the most recent quarter is quite impressive. Oil prices increased, interest rates increased and terrorism threats and the war in Iraq certainly did not improve. So why the change in market sentiment? First, corporate profits are growing especially in the small cap sector. Second, "tax receipts are exceeding treasury predictions," as headlined in the Washington Post in early May. Last year, the budget shortfall was more than $400 billion and represented 3.6% of the GDP. This year we estimate the deficit will be 3.2% of GDP or less, amazing given the continued cost to fund the war effort. In fact, the Treasury is not the only beneficiary of increased tax receipts as local municipalities and state governments are still seeing their coffers increase as the strong economic environment has led to increases in both individual and corporate tax receipts.

In the absence of new risks being introduced to the market, we may now be back in a period of a profit-led economy. Remember, if corporate taxes are up, then profits must be strong. For the last 18 months now, we believe the market has overlooked corporate profits in favor of safety, growth for stability and dividends. The areas that have done well (i.e., energy, commodities and utilities) have undermined entrepreneurship, innovation and growth. For four of the last five years, value has outperformed growth and we believe this cycle may be nearing an end as tax receipts and profits continue to surprise and, at some point, will not be ignored by the market.

Before this can happen, however, we first need to see the Fed end its fight with the fear of inflation and stop raising rates. The question is, "what inflation?" The bond market is telling the Fed that it need not fear inflation, as reflected in the declines in both the 10-year and 30-year bonds, and that the Fed's job is done. The 10-year is under 4% and it really doesn't matter who is buying at this level, only that no one would be buying if indeed inflation were a problem. This statement holds true for TIPS as well, which have fallen 50 basis points during the period of the Fed's tightening.

That said, we believe the risk for the second half of 2005 and beyond is whether the Fed will go too far and raise rates past 3.5%, dampening corporate profits. At the moment, we don't believe the momentum in corporate profits will be hurt by the current level of rates. However, a combination of higher rates and higher oil prices will eventually cause problems. The Fed stopping now leaves the economy on sound footing and will provide the market with a needed resurgence. We would expect a significant move in equities to reflect pent up, but unrecognized, growth in profits. Stocks are selling at a 39% discount, according to the Fed model.

================================================================================
FORWARD FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

FORWARD EMERALD GROWTH FUND

                                                           PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2005
                                            ----------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL RETURN
                                                           ------------------------------------------------------
                                                                                                                         TOTAL
                                                                                                                      CUMULATIVE
                                                                                                                       RETURNS
                                              SIX           ONE           FIVE            TEN           SINCE           SINCE
FUND/INDEX                                  MONTHS          YEAR          YEARS          YEARS        INCEPTION       INCEPTION
----------                                  ------          ----          -----          -----        ---------       ---------
Forward Emerald Growth
   Fund Class A
      At NAV                                -1.44%          2.48%        -0.72%         10.83%         12.52%          350.43%
      At MOP                                -6.15%         -2.39%        -1.67%         10.29%         12.09%          328.98%
Russell(R) 2000 Growth Index                -3.58%          4.29%        -4.51%          5.16%          7.39%          148.09%
Russell(R) 2000 Index                       -1.25%          9.45%         5.71%          9.90%         11.37%          294.73%
Morningstar--Small Company
   Funds Index                              -1.50%          6.16%        -9.44%         10.82%         12.39%          343.54%

Past performance is no guarantee of future results, and current performance may be higher or lower than performance quoted. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com/emerald. The investment return and principal value will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price. All performance results assume reinvestment of dividends. Forward Emerald Growth Fund returns at Net Asset Value (NAV) do not reflect the Fund's Class A maximum 4.75% sales charge; returns at Maximum Offering Price (MOP) do. The Russell 2000(R) Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Russell(R) 2000 Growth Index measures performance of these Russell 2000 Companies with higher price-to-book ratios and higher forecasted growth values. The Morningstar Small Company Funds Index represents the total return without sales charges of 747, 409, 132 and 58 small-company funds, respectively, for the One Year, Five Year, Ten Year and Since Inception (10/1/92) periods. As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPOs).The performance of IPOs may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow.

Prior to July 1, 2001 the Growth Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region in the U.S.

After a strong start to the year, the Forward Emerald Growth Fund underperformed slightly in the second quarter as a result of several stock specific issues. From a market perspective, after a weak April in which the Russell 2000 Index declined 6%, the market rallied into May and June, gaining 11.5% from April 28th through the end of the quarter. Interestingly, while the technology sector was very strong in May, that strength dissipated in June as energy stocks picked up momentum, leading the index in terms of returns for the month. Value continued its outperformance with strong returns in financials which represent greater than 30% of the value component, making this the sixth out of the last seven quarters in which value stocks outperformed growth stocks. Looking at the Russell 2000 Index performance collectively, the Russell 2000's return of 4.3% bested the S&P 500 return of 1.4%, which is only the second time in five quarters that this has occurred. Interestingly, we believe the outperformance of small capitalization stocks in the face of the rising interest rates, rising oil prices, terrorism concerns, etc. represents a positive inflection in sentiment and a market that may be changing its focus from macroeconomic factors to earnings growth.

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FORWARD FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

Emerald experienced significant outperformance during the quarter in six of the ten major economic sectors, with the most significant contributions coming from the technology sector, despite sector weakness, and -producer durables. We also experienced positive contributions from the materials and services, consumer staples, autos and transportation, and energy sectors. Within the technology sector, the portfolios benefited from not only our overweighted position but also individual stock selection. The largest area of outperformance within the technology sector came from Micros Systems (MCRS). Micros, the leading provider of point-of-sale software and hardware systems for the hospitality industry, was driven by stronger-than-expected financial results for the March quarter exceeding both our expectations and the expectations of Wall Street. Other areas of outperformance in technology were communications equipment, semiconductor, and computer technology.

Exposure to the producer durables sector continues to be our largest relative overweight position. The composition of the Fund's holdings within this area is fairly diverse and spans the spectrum from the more traditional industrial oriented companies to aerospace and telecommunications equipment. Performance in this area was spread across the sector, with the largest contributions coming from two machinery companies Applied Films Corp. (AFCO) and JLG Industries
(JLG).

This strength was offset, however by underperformance within the consumer durables and healthcare sectors. In particular, the weakness in the consumer durables sector was primarily a result of holdings within the commercial services area; specifically DiamondCluster and Navigant Consulting. DiamondCluster (DTPI), a leading provider of high-end, technology-oriented consulting services, tempered investor expectations for its near-term growth prospects as it managed through the completion of a major customer project and experienced delays in the start of other sizable, new projects. Despite the unfortunate timing issues, the fundamental underpinnings of DiamondCluster's business and financial outlook remain solid with a favorable economic environment in the U.S. and credible signs of a turnaround in its international operations, coupled with the company's continued ability to boost its prices and realize operating leverage.

Navigant Consulting (NCI), a leading independent provider of litigation, financial and operational services to Fortune 500 companies, government agencies and large legal practices, saw weakness as a result of a significant earnings revision for the second quarter of 2005 resulting from a slow-down in new customer signings. We have reduced our position in Navigant due to our concern over the company's near-term growth prospects but continue to believe the long-term opportunities in the business consulting sector remain attractive. Outside of the commercial services sector, the Fund experienced strong performance from advertising, home furnishings, education and rental and leasing services companies.

The healthcare sector was the largest contributor to our underperformance during the second quarter. After having a strong first quarter, the Fund's performance within this sector was penalized by our underweight position and stock selection in the biotechnology, medical and dental instruments and supply industry groups. As we have stated since mid-year 2004, we have taken a more conservative approach to biotechnology investment, and consequently have an underweight position in the portfolio. We were penalized for this position this quarter as Russell 2000 Growth Index biotechnology stocks rallied 8.5%.The reversal in performance and market sentiment toward the group, at least in the short term, was driven by the news that Pfizer (PFE) was going to acquire Vicuron (MICU) for $1.9 billion in cash, or an 87% premium for a company that has yet to have an approved product on the market. The magnitude of the premium of the acquisition, and the early stage nature of the company acquired, rallied the entire biotech space by about 20-25% within 2-3 days in mid June and unfortunately we were not able to keep pace. In the early days of July, we changed our stance and started to add more biotech exposure. While we believe it is still too early to become very aggressive on the group, we will continue to build our pipeline of ideas in anticipation of changing market sentiment.

================================================================================
FORWARD FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

On a positive note, the services component of the healthcare sector was a positive contributor to return. We have begun to reallocate assets to the service areas of the sector. In particular, we have found some of the most compelling opportunities in ambulatory surgery centers. These centers represent one of the fastest growing and most rapidly consolidating segments of the healthcare services industry.

While disappointed with our slight underperformance relative to our benchmark for the second quarter, our performance year to date remains above the benchmark and after several years of running into the wind, the market's new-found appreciation for earnings is making us cautiously optimistic that the winds may be shifting. As we look to the balance of 2005, we do not see any one sector that will be disproportionately advantaged over another. We see niche opportunities on a stock specific basis as the prime driver of portfolio returns. These opportunities span sectors and industries. In particular, we see opportunities within internet advertising, healthcare services, communications technology, software, semiconductor and oil services to name a few. Portfolio composition has remained relatively stable as the portfolios continue to be overweight in the technology, producer durables and consumer staples sectors and underweight in the consumer discretionary, financial services, healthcare, materials & processing and other energy and utilities sectors. The most notable change in portfolio composition is the increase in healthcare exposure in the portfolio as mentioned above.

FORWARD EMERALD BANKING AND FINANCE FUND

                                                                 PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2005
                                                 -------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL RETURN
                                                                    --------------------------------------------
                                                                                                                       TOTAL
                                                                                                                    CUMULATIVE
                                                                                                                      RETURNS
                                                                      ONE             FIVE            SINCE            SINCE
FUND/INDEX                                        SIX MONTHS         YEAR             YEARS         INCEPTION        INCEPTION
----------                                        ----------         ----             -----         ---------        ---------
Forward Emerald Banking and
   Finance Fund Class A*
      At NAV                                         -2.37%          13.12%           22.45%           15.01%         222.35%
      At MOP                                         -7.01%           7.76%           21.26%           14.34%         207.00%
Russell 2000(R) Index                                -1.25%           9.45%            5.71%            8.16%          56.83%
Morningstar--Specialty Financial
   Funds Index                                       -2.03%           8.88%           10.90%             N/A             N/A

Past performance is no guarantee of future results, and current performance may be higher or lower than performance quoted. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com/emerald. The investment return and principal value will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price. All performance results assume reinvestment of dividends. Forward Emerald Banking and Finance Fund returns at Net Asset Value (NAV) do not reflect the Fund's Class A maximum 4.75% sales charge; returns at Maximum Offering Price (MOP) do. The Russell 2000(R) Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Specialty Financial Funds Index represents the total return without sales charges of 126, 72 and 22 financial services funds, respectively, for the One Year, Five Year, Ten Year and Since Inception (2/18/97) periods.

Prior to October 20, 1998 the Banking and Finance Fund was called the HomeState Select Opportunities Fund and pursued a different objective.

================================================================================
FORWARD FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

Despite the flattening of the yield curve and a tougher deposit-pricing environment, the median net interest margin for banks in the portfolio improved three basis points during the fourth quarter of 2004. We would expect the group to see stable to slightly improved margins overall going forward unless the yield curve continues to flatten or goes as far as inverting. Another metric we continue to watch is asset quality. Yet again, asset quality for our banks was superb. The median non-performing asset ratio was only 0.22% at the end of the second quarter. We expect the next few quarters will not stray far from this number.

Deal activity has been significantly slower over the last several quarters. Regulatory issues and continual high seller expectations are two main reasons for the sluggish activity. We believe that deals are going to have to pick up due to overcapacity in the market. As start-ups are showing up around the country, and credit unions continue to price aggressively, some banks will not be able to compete effectively against these institutions and may be forced to sell. In addition, high regulatory costs for smaller institutions may be the final breaking point for selling.

We are seeing Commercial & Industrial (C&I) loan growth pick-up. We hear evidence of this from many management teams during our bank visits, and see evidence from last quarter's earnings and in sell-side analyst reports. This indicates that businesses are expanding and growing. Commercial loans also benefit a bank's margin because the rate on the loan tends to re-price more often, many even floating with the prime rate or LIBOR. The Fund has benefited from focusing on these asset-sensitive institutions.

The insurance property & casualty sector continued to be beneficial to our performance. While we saw price increases come down somewhat, combined ratios again improved. The median GAAP combined ratio for our insurance company holdings in the Fund improved one point to 89.6.This means the average company is making 10.4 cents on every premium dollar collected. This shows the importance and focus of the sector on underwriting profitability. Two companies that were exceptional in this area were United Fire & Casualty (UFCS), which reported a combined ratio of 77.5, and Philadelphia Consolidated (PHLY), which reported a combined ratio of 74.5.

Broker-dealer consolidation rumors sparked during the second quarter due to the highly publicized potential Ameritrade (AMTD)/E*TRADE (ET) deal. E*TRADE was attempting to buy Ameritrade and had made public releases that it had indeed made offers. This started a series of rumors regarding different consolidation plays in the broker-dealer market. We have heard from several companies that in a few years, there will only be two or three players left. Consolidation is a must. Ameritrade ultimately rejected E*Trade's bids and bought TD Waterhouse, demonstrating that AMTD was not for sale. All the buzz has been good for the sector and our positions in Ameritrade and E*TRADE have been very beneficial to performance.

We are expecting the Fed to be closer to the end of rate hikes than the beginning. This will allow our banks to finally see some release of pressure on their margins from the liability side of the balance sheet. The yield curve continues to be relatively flat and this makes it harder for banks to make money. A signal by the Fed that it is done would be beneficial to the bank sector, as well as a pick up in consolidation. We anticipate that consolidation may pick up in the second half of the year and we also anticipate that commercial loan growth may be stronger going forward for the next few quarters, which should be a boost to the sector. Solid stock picking of high quality names has and should continue to benefit performance.

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FORWARD FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

The Fund continues to concentrate on community banks that offer excellent competitive advantages to their bigger peers. Some of these advantages are:

1) Superior customer service - Personal service is the key advantage a community bank has over a larger bank. As technology continues to be an even greater part of our lives, personal service will never be replaced; people like to be known by name rather than their checking account number.

2) Superior asset quality - Personal service translates into better underwriting. Unlike larger banks, community bank lenders often know their customers on a more personal level. .This relationship between the community bank lender and the customer gives the lender a better understanding of the customer's business, which translates into stronger underwriting.

3) Solid loan growth - The community banks benefit from the natural business growth in its market, and also are well positioned to pick up additional loan business from big bank customers that are not getting the superior customer service they demand.

4) Higher net interest margins - Large banks often attract customers by offering low rates on loans and high rates on deposits. Community banks do not have to be as competitively priced due to their superior customer service. Higher margins translate into a stronger bottom line, and community banks under $2.5 billion in market cap averaged a net interest margin 56 basis points higher than those banks above $2.5 million in market cap.

FORWARD EMERALD TECHNOLOGY FUND

                                                              PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2005
                                                 -----------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL RETURN
                                                                     -----------------------------------------
                                                                                                                       TOTAL
                                                                                                                    CUMULATIVE
                                                                                                                      RETURNS
                                                                      ONE             FIVE            SINCE            SINCE
FUND/INDEX                                       SIX MONTHS          YEAR            YEARS          INCEPTION        INCEPTION
----------                                       ----------          ----            -----          ---------        ---------
Forward Emerald
    Technology Fund Class A
         At NAV                                   -5.89%           -1.40%          -21.86%          -1.62%          -11.77%
         At MOP                                  -10.33%           -6.14%          -22.62%          -2.24%          -15.97%
Russell(R) 2000 Index                             -1.25%            9.45%            5.71%           6.68%           64.22%
Russell(R) 2000 Growth Index                      -3.58%            4.29%           -4.51%           1.86%           15.13%
Morningstar--Specialty
    Technology Funds Index                        -5.77%           -2.63%          -64.00%            N/A              N/A

Past performance is no guarantee of future results, and current performance may be higher or lower than performance quoted. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com/emerald. The investment return and principal value will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price. All performance results assume reinvestment of dividends. Forward Emerald Technology Fund returns at Net Asset Value (NAV) do not reflect the Fund's Class A maximum 4.75% sales charge; returns at Maximum Offering Price (MOP) do. The Russell 2000(R) Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Russell(R) 2000 Growth Index measures performance of these Russell 2000 Companies with higher price-to-book ratios and higher forecasted growth values. The Morningstar Specialty Technology Funds Index represents the total return without sales charges of 303, 180 and 53 technology funds, respectively, for the One Year, Five Year, Ten Year and Since Inception (10/31/97) periods. As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPOs).The performance of IPOs may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow.

Prior to February 29, 2000, the Technology Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the technology sector.

Effective September 29, 2005, the name of the Technology Fund will change to the Forward Emerald Opportunities Fund.

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FORWARD FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

Beginning in May 2005, Joseph Besecker, founder and CEO of Emerald Asset Management, assumed the portfolio management responsibilities of the Forward Emerald Technology Fund. On September 29, 2005 the name of the Fund will change to the Forward Emerald Opportunities Fund. The Fund was previously managed by Kenneth G. Mertz II, CFA, President of Emerald Advisers, Inc. Mr. Besecker has nearly twenty years of investment experience and has received national recognition for his work as an investment analyst and business entrepreneur. In addition to appearing on local TV and radio throughout the State of Pennsylvania, he makes numerous appearances on CNBC and Fox network investment-oriented programs. This change in name and portfolio management brings with it a different approach to stock selection and individual company assessment, but the objective of the Fund remains growth and long-term capital appreciation. The Fund will continue to invest a substantial portion of its assets in the technology sector.

As discussed under the Economic Review, the economy and the market experienced a change in sentiment from the first quarter of 2005 due to many factors, including but not limited to: higher employment, higher tax receipts at both the federal and state government level, and continued growth in corporate profits and GDP. However, as we enter the second half of 2005,there are several headwinds that the economy and the market will have to overcome. Some of these headwinds include rising interest rates by the Fed, rising oil prices and terrorism.

Entering the third quarter, we believe there could be continued volatility in the technology sector as the industry continues to deal with these challenges and other structural changes. Off-shore production and service out-sourcing, a shift to a second half semiconductor season and the shrinking of the component food chain are all issues. We are concerned with manufacturers' order visibility as we enter the third quarter, however, we still anticipate a normally strong second half of 2005.

We believe that the deployment of broadband and the increased usage of the Internet will be a theme and developing story as we move forward during 2005 and 2006. During the second quarter, Internet companies, such as Google, Inc.
(GOOG), 24/7 Real Media (TFSM) and Yahoo, Inc. (YHOO) represented key holdings for the Fund. We believe this theme will be driven by the following factors: triple-play deployment of video, data and voice technology, consumer broadband and Internet advertising. The Internet currently accounts for over 14% of media usage and accounts for only 3% of total advertising dollars. As a result, we see a continuation of the shift of advertising toward the Internet. In particular, we believe the proliferation of broadband technology and advancements of rich media technology will drive the growth of branded advertising on the Internet. The deployment of broadband also will provide opportunities in telecom and networking services.

In addition to the technology sector, we also believe significant opportunities exist in the life sciences area. The life sciences and healthcare marketplace continues to change through the development of new vaccines and therapies, such as cancer and cardiovascular treatments. We believe that the biotechnology space experienced a seachange during the second quarter. On June 16th, Pfizer, Inc.
(PFE) announced that it was going to acquire Vicuron (MICU) for $1.9 billion in cash. Given the 87% premium that Pfizer paid for a company that still did not have an approved product on the market, the biotech space experienced a significant rally during June. We believe opportunities still exist in the life sciences space for the following reasons: 1) pharmaceutical companies are expected to repatriate nearly $50 billion in offshore cash this year to take advantage of certain tax rules. 2) the pharmaceutical sector still has a weak product pipeline and small biotech companies are usually

================================================================================
FORWARD FUNDS
REPORT FROM MANAGEMENT -- CONCLUDED
--------------------------------------------------------------------------------

strong in science and drug discovery, but are not as strong as big pharmaceutical companies in clinical and regulatory affairs; and 3) the need to constantly raise capital for development and marketing purposes. During the second quarter, the Fund did increase its exposure to the life sciences and healthcare sectors. Key positions include Protein Design Labs, Inc. (PDLI) and Genentech, Inc. (DNA).

As we look at the second half of 2005, we remain cautiously optimistic on the economy. We will continue to seek out niche opportunities on a stock specific basis and attempt to position the portfolio to take advantage of these opportunities and the themes discussed above.

Kenneth G. Mertz II, CFA*
Chief Investment Officer
Co-Portfolio Manager - Forward Emerald Growth Fund
Portfolio Manager - Forward Emerald Banking & Finance Fund

Stacey L. Sears
Co-Portfolio Manager - Forward Emerald Growth Fund

Joseph E. Besecker
Portfolio Manager - Forward Emerald Technology Fund

*Kenneth G. Mertz II has earned the right to use the Chartered Financial Analyst designation.

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FORWARD EMERALD GROWTH FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

         Forward Emerald Growth Fund Class A Performance Comparison vs.
           Russell 2000(R)* Index and Russell 2000(R) Growth** Index
                   Growth of Hypothetical $10,000 Investment

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN+
                                                    1 YEAR    5 YEAR    5 YEAR
Forward Emerald Growth Class A (load adjusted)***   -2.39%     -1.67%    10.29%
Forward Emerald Growth Class A (without load)        2.48%     -0.72%    10.83%
Russell 2000 Index                                   9.45%      5.71%     9.90%
Russell 2000 Growth Index                            4.29%     -4.51%     5.16%
--------------------------------------------------------------------------------


 [The following table was represented as a line chart in the printed material.]

                  Forward    Forward
                  Emerald    Emerald
                   Growth     Growth                       Russell
                  Class A     Class A         Russell       2000(R)
                   (load     (without         2000(R)       Growth
    Date         adjusted)    load)            Index        Index
   6/30/1995       9,526      10,000          10,000        10,000
   9/30/1995      10,684      11,215          10,988        11,137
  12/31/1995      11,280      11,841          11,226        11,301
   3/31/1996      11,819      12,407          11,799        11,951
   6/30/1996      13,337      14,001          12,389        12,649
   9/30/1996      13,255      13,914          12,431        12,541
  12/31/1996      13,690      14,371          13,078        12,574
   3/31/1997      12,809      13,446          12,402        11,255
   6/30/1997      14,612      15,339          14,412        13,231
   9/30/1997      17,845      18,733          16,557        15,470
  12/31/1997      17,295      18,155          16,002        14,202
   3/31/1998      18,795      19,730          17,612        15,889
   6/30/1998      18,262      19,171          16,791        14,977
   9/30/1998      13,430      14,098          13,408        11,628
  12/31/1998      15,144      15,898          15,595        14,377
   3/31/1999      14,762      15,496          14,749        14,135
   6/30/1999      16,589      17,415          17,043        16,219
   9/30/1999      17,953      18,847          15,965        15,422
  12/31/1999      29,737      31,216          18,910        20,572
   3/31/2000      32,813      34,445          20,250        22,481
   6/30/2000      27,610      28,984          19,484        20,824
   9/30/2000      26,433      27,747          19,700        19,997
  12/31/2000      23,238      24,394          18,339        15,958
   3/31/2001      21,421      22,487          17,146        13,531
   6/30/2001      24,955      26,196          19,596        15,964
   9/30/2001      20,463      21,481          15,522        11,481
  12/31/2001      23,837      25,022          18,795        14,485
   3/31/2002      23,637      24,813          19,543        14,201
   6/30/2002      20,483      21,502          17,911        11,972
   9/30/2002      17,189      18,044          14,078         9,396
  12/31/2002      17,209      18,065          14,945        10,102
   3/31/2003      16,510      17,331          14,274         9,710
   6/30/2003      20,383      21,397          17,617        12,054
   9/30/2003      22,779      23,912          19,216        13,316
  12/31/2003      25,953      27,244          22,007        15,005
   3/31/2004      26,472      27,789          23,385        15,843
   6/30/2004      25,993      27,286          23,495        15,857
   9/30/2004      23,723      24,903          22,824        14,904
  12/31/2004      27,027      28,371          26,041        17,152
   3/31/2005      25,878      27,165          24,650        15,981
   6/30/2005      26,637      27,962          25,715        16,537

      The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus investments in the Fund's benchmark indices. The first plot point for the indices are based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

* The Russell 2000(R) Index is an unmanaged index of 2000 stocks weighted by market capitalization. It is not possible to invest directly in any index.

** The Russell 2000(R) Growth Index is an unmanaged index which is comprised of securities in the Russell 2000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. It is not possible to invest directly in any index.

*** The Fund's Class A total returns for one, five and ten years reflect the effect of the maximum sales load charge of 4.75%.

+ Past performance is not indicative of future performance. Current performance may be higher or lower than performances data quoted. Performances data current to most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

================================================================================
FORWARD EMERALD GROWTH FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

         Forward Emerald Growth Fund Class C Performance Comparison vs.
           Russell 2000(R)* Index and Russell 2000(R) Growth** Index
                   Growth of Hypothetical $10,000 Investment

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN+
                                                        1 YEAR       INCEPTION
Forward Emerald Growth Class C (load adjusted)***        0.72%        -1.34%
Forward Emerald Growth Class C (without load)            1.74%        -1.34%
Russell 2000 Index                                       9.45%         5.71%
Russell 2000 Growth Index                                4.29%        -4.51%
--------------------------------------------------------------------------------

 [The following table was represented as a line chart in the printed material.]

                            Forward        Forward
                            Emerald        Emerald
                             Growth         Growth                      Russell
                             Class C        Class C      Russell        2000(R)
                             (load         (without      2000(R)         Growth
        Date                adjusted)       load)         Index          Index
     7/1/2000                10,000         10,000        10,001        10,001
    9/30/2000                 9,556         9,556         10,111         9,604
   12/31/2000                 8,384         8,384          9,413         7,664
    3/31/2001                 7,726         7,726          8,800         6,499
    6/30/2001                 8,992         8,992         10,058         7,667
    9/30/2001                 7,364         7,364          7,967         5,514
   12/31/2001                 8,558         8,558          9,647         6,957
    3/31/2002                 8,471         8,471         10,031         6,820
    6/30/2002                 7,335         7,335          9,193         5,750
    9/30/2002                 6,149         6,149          7,226         4,513
   12/31/2002                 6,135         6,135          7,671         4,852
    3/31/2003                 5,881         5,881          7,326         4,663
    6/30/2003                 7,249         7,249          9,042         5,789
    9/30/2003                 8,088         8,088          9,863         6,395
   12/31/2003                 9,202         9,202         11,296         7,207
    3/31/2004                 9,368         9,368         12,003         7,609
    6/30/2004                 9,187         9,187         12,059         7,616
    9/30/2004                 8,372         8,372         11,715         7,158
   12/31/2004                 9,518         9,518         13,366         8,238
    3/31/2005                 9,101         9,101         12,652         7,675
    6/30/2005                 9,354         9,354         13,199         7,942

      The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus investments in the Fund's benchmark indices. The first plot point for the indices are based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

* The Russell 2000(R) Index is an unmanaged index of 2000 stocks weighted by market capitalization. It is not possible to invest directly in any index.

** The Russell 2000(R) Growth Index is an unmanaged index which is comprised of securities in the Russell 2000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. It is not possible to invest directly in any index.

*** The Fund's Class C Inception date is July 1, 2000. The total returns for one year reflect the 1.00% contigent deferred sales charge.

+ Past performance is not indicative of future performance. Current performance may be higher or lower than performances data quoted. Performances data current to most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

================================================================================
FORWARD EMERALD BANKING AND FINANCE FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

          Forward Emerald Banking and Finance Fund Class A Performance
                      Comparison vs. Russell 2000(R)* Index
                    Growth of Hypothetical $10,000 Investment

------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURN+
                                                                                      1 YEAR          5 YEAR        INCEPTION
Forward Emerald Banking & Finance Class A (load adjusted)**                            7.76%          21.26%          14.34%
Forward Emerald Banking & Finance Class A (without load)                              13.12%          22.45%          15.01%
Russell 2000 Index                                                                     9.45%           5.71%           8.16%
------------------------------------------------------------------------------------------------------------------------------

 [The following table was represented as a line chart in the printed material.]

                              Forward         Forward
                              Emerald         Emerald
                             Banking &       Banking &
                              Finance         Finance
                              Class A         Class A        Russell
                               (load          (without       2000(R)
           Date              adjusted)          load)         Index
         2/18/1997              9,524         10,000          10,001
         3/31/1997              9,248          9,710           9,276
         6/30/1997             11,143         11,700          10,780
         9/30/1997             14,206         14,917          12,384
        12/31/1997             12,756         13,394          11,969
         3/31/1998             14,027         14,728          13,173
         6/30/1998             13,322         13,988          12,559
         9/30/1998              9,679         10,163          10,029
        12/31/1998             10,125         10,632          11,664
         3/31/1999             10,642         11,174          11,032
         6/30/1999             13,262         13,926          12,747
         9/30/1999             11,654         12,237          11,941
        12/31/1999             11,820         12,411          14,144
         3/31/2000             11,153         11,710          15,146
         6/30/2000             11,153         11,710          14,573
         9/30/2000             12,489         13,114          14,734
        12/31/2000             13,605         14,285          13,717
         3/31/2001             13,665         14,349          12,824
         6/30/2001             15,694         16,479          14,657
         9/30/2001             15,055         15,808          11,610
        12/31/2001             15,719         16,505          14,058
         3/31/2002             17,073         17,926          14,618
         6/30/2002             18,826         19,768          13,397
         9/30/2002             17,380         18,249          10,530
        12/31/2002             18,014         18,914          11,178
         3/31/2003             18,432         19,354          10,676
         6/30/2003             20,795         21,835          13,177
         9/30/2003             22,727         23,864          14,373
        12/31/2003             26,117         27,423          16,460
         3/31/2004             27,618         28,999          17,491
         6/30/2004             27,216         28,577          17,573
         9/30/2004             28,202         29,612          17,071
        12/31/2004             31,546         33,123          19,477
         3/31/2005             29,576         31,055          18,437
         6/30/2005             30,798         32,337          19,233

      The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus investments in the Fund's benchmark indices. The first plot point for the indices are based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

* The Russell 2000(R) Index is an unmanaged index of 2000 stocks weighted by market capitalization. It is not possible to invest directly in any index.

** The Fund's Class A total returns for one and five years and from Inception (February 18, 1997) reflect the effect of the maximum sales load charge of 4.75%.

+ Past performance is not indicative of future performance. Current performance may be higher or lower than performances data quoted. Performances data current to most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

================================================================================
FORWARD EMERALD BANKING AND FINANCE FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

          Forward Emerald Banking and Finance Fund Class C Performance
                     Comparison vs. Russell 2000(R)* Index
                   Growth of Hypothetical $10,000 Investment

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN+
                                                               1 YEAR  INCEPTION
Forward Emerald Banking & Finance Class C (load adjusted)***   11.37%   21.67%
Forward Emerald Banking & Finance Class C (without load)       12.37%   21.67%
Russell 2000 Index                                             9.45%    5.71%
--------------------------------------------------------------------------------

 [The following table was represented as a line chart in the printed material.]

                            Forward      Forward
                            Emerald      Emerald
                           Banking &    Banking &
                            Finance      Finance
                            Class C      Class C          Russell
                             (load       (without         2000(R)
           Date            adjusted)      load)            Index
          7/1/2000           10,000       10,000          10,001
         9/30/2000           11,199       11,199          10,111
        12/31/2000           12,172       12,172           9,413
         3/31/2001           12,208       12,208           8,800
         6/30/2001           14,000       14,000          10,058
         9/30/2001           13,408       13,408           7,967
        12/31/2001           13,973       13,973           9,647
         3/31/2002           15,153       15,153          10,031
         6/30/2002           16,690       16,690           9,193
         9/30/2002           15,382       15,382           7,226
        12/31/2002           15,910       15,910           7,671
         3/31/2003           16,246       16,246           7,326
         6/30/2003           18,308       18,308           9,042
         9/30/2003           19,968       19,968           9,863
        12/31/2003           22,908       22,908          11,296
         3/31/2004           24,191       24,191          12,003
         6/30/2004           23,804       23,804          12,059
         9/30/2004           24,617       24,617          11,715
        12/31/2004           27,505       27,505          13,366
         3/31/2005           25,746       25,746          12,652
         6/30/2005           26,768       26,768          13,199

      The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus investments in the Fund's benchmark indices. The first plot point for the indices are based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

* The Russell 2000(R) Index is an unmanaged index of 2000 stocks weighted by market capitalization. It is not possible to invest directly in any index.

** The Fund's Class C Inception date is July 1, 2000.The total returns for one year reflect the 1.00% contingent deferred sales charge.

+ Past performance is not indicative of future performance. Current performance may be higher or lower than performances data quoted. Performances data current to most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

================================================================================
FORWARD EMERALD TECHNOLOGY FUND
THE FUND AT A GLANCE

--------------------------------------------------------------------------------
       Forward Emerald Technology Fund Class A Performance Comparison vs.
           Russell 2000(R)* Index and Russell 2000(R) Growth** Index
                    Growth of Hypothetical $10,000 Investment

------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURN+
                                                                                   1 YEAR           5 YEAR          INCEPTION
Forward Emerald Technology Class A (load adjusted)***                              -6.14%          -22.62%           -2.24%
Forward Emerald Technology Class A (without load)                                  -1.40%          -21.86%           -1.62%
Russell 2000 Index                                                                  9.45%            5.71%            6.68%
Russell 2000 Growth Index                                                           4.29%           -4.51%            1.86%
------------------------------------------------------------------------------------------------------------------------------

 [The following table was represented as a line chart in the printed material.]

                  Forward            Forward
                  Emerald            Emerald
                 Technology         Technology                        Russell
                  Class A            Class A         Russell          2000(R)
                   (load             (without        2000(R)           Growth
    Date         adjusted)            load)           Index            Index
  10/31/1997       9,524             10,000            10,000          10,000
  12/31/1997      10,143             10,650            10,110           9,767
   3/31/1998      11,571             12,150            11,126          10,927
   6/30/1998      11,514             12,090            10,608          10,300
   9/30/1998       8,495              8,920             8,471           7,997
  12/31/1998      10,352             10,870             9,852           9,887
   3/31/1999       9,962             10,460             9,318           9,721
   6/30/1999      11,590             12,170            10,767          11,154
   9/30/1999      14,552             15,280            10,086          10,606
  12/31/1999      29,627             31,108            11,946          14,147
   3/31/2000      34,805             36,545            12,793          15,461
   6/30/2000      28,856             30,299            12,309          14,321
   9/30/2000      28,004             29,404            12,445          13,752
  12/31/2000      18,613             19,544            11,586          10,974
   3/31/2001      10,669             11,202            10,832           9,306
   6/30/2001      13,908             14,604            12,380          10,978
   9/30/2001       8,571              9,000             9,806           7,896
  12/31/2001      10,197             10,707            11,874           9,961
   3/31/2002       9,217              9,678            12,347           9,766
   6/30/2002       6,431              6,753            11,315           8,233
   9/30/2002       4,722              4,958             8,894           6,462
  12/31/2002       5,367              5,636             9,441           6,947
   3/31/2003       5,152              5,410             9,017           6,678
   6/30/2003       6,742              7,079            11,130           8,290
   9/30/2003       7,687              8,071            12,140           9,158
  12/31/2003       9,384              9,853            13,903          10,319
   3/31/2004       9,002              9,452            14,773          10,895
   6/30/2004       8,523              8,950            14,843          10,905
   9/30/2004       7,376              7,745            14,419          10,250
  12/31/2004       8,930              9,376            16,451          11,795
   3/31/2005       8,224              8,636            15,573          10,990
   6/30/2005       8,404              8,824            16,245          11,373

      The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus investments in the Fund's benchmark indices. The first plot point for the indices are based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

* The Russell 2000(R) Index is an unmanaged index of 2000 stocks weighted by market capitalization. It is not possible to invest directly in any index.

** The Russell 2000(R) Growth Index is an unmanaged index which is comprised of securities in the Russell 2000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. It is not possible to invest directly in any index.

*** The Fund's Class A total returns for one, five and from Inception (October 31, 1997) reflect the effect of the maximum sales load charge of 4.75%.

+ Past performance is not indicative of future performance. Current performance may be higher or lower than performances data quoted. Performances data current to most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

================================================================================
FORWARD EMERALD TECHNOLOGY FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

              Forward Emerald Technology Fund Class C Performance
              Comparison vs. Russell 2000(R)* and Russell 2000(R)
            Growth** Index Growth of Hypothetical $10,000 Investment

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN+
                                                           1 YEAR    INCEPTION
Forward Emerald Technology Class C (load adjusted)***      -2.84%     -22.21%
Forward Emerald Technology Class C (without load)          -1.86%     -22.21%
Russell 2000 Index                                          9.45%       5.71%
Russell 2000 Growth Index                                   4.29%      -4.51%
--------------------------------------------------------------------------------

 [The following table was represented as a line chart in the printed material.]

                    Forward      Forward
                    Emerald      Emerald
                   Technology   Technology                           Russell
                    Class C      Class C          Russell            2000(R)
                     (load       (without         2000(R)             Growth
    Date           adjusted)      load)            Index              Index
   7/1/2000        10,000         10,000            10,001           10,001
  9/30/2000         9,689          9,689            10,111            9,604
 12/31/2000         6,435          6,435             9,413            7,664
  3/31/2001         3,689          3,689             8,800            6,499
  6/30/2001         4,800          4,800            10,058            7,667
  9/30/2001         2,954          2,954             7,967            5,514
 12/31/2001         3,510          3,510             9,647            6,957
  3/31/2002         3,170          3,170            10,031            6,820
  6/30/2002         2,209          2,209             9,193            5,750
  9/30/2002         1,620          1,620             7,226            4,513
 12/31/2002         1,840          1,840             7,671            4,852
  3/31/2003         1,765          1,765             7,326            4,663
  6/30/2003         2,304          2,304             9,042            5,789
  9/30/2003         2,627          2,627             9,863            6,395
 12/31/2003         3,199          3,199            11,296            7,207
  3/31/2004         3,066          3,066            12,003            7,609
  6/30/2004         2,900          2,900            12,059            7,616
  9/30/2004         2,507          2,507            11,715            7,158
 12/31/2004         3,029          3,029            13,366            8,238
  3/31/2005         2,793          2,793            12,652            7,675
  6/30/2005         2,847          2,847            13,199            7,942

      The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus investments in the Fund's benchmark indices. The first plot point for the indices are based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

* The Russell 2000(R) Index is an unmanaged index of 2000 stocks weighted by market capitalization. It is not possible to invest directly in any index.

** The Russell 2000(R) Growth Index is an unmanaged index which is comprised of securities in the Russell 2000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. It is not possible to invest directly in any index.

*** The Fund's Class C Inception date is July 1, 2000.The total returns for one year reflect the 1.00% contingent deferred sales charge.

+ Past performance is not indicative of future performance. Current performance may be higher or lower than performances data quoted. Performances data current to most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

================================================================================
FORWARD FUNDS -- (Unaudited)
FUND PROFILES                                                      JUNE 30, 2005
--------------------------------------------------------------------------------

Forward Emerald Growth Fund
--------------------------------------------------------------------------------
                          Top Ten Portfolio Holdings
                               (% of Net Assets)
MICROS Systems, Inc.                                                      3.01%
Airgas, Inc.                                                              2.14%
Hibbett Sporting Goods, Inc.                                              2.07%
Esco Technologies, Inc.                                                   2.06%
Wesco International, Inc.                                                 2.02%
Psychiatric Solutions, Inc.                                               1.81%
II VI, Inc.                                                               1.73%
Marvel Enterprises, Inc.                                                  1.68%
Tempur-Pedic International, Inc.                                          1.59%
JLG Industries, Inc.                                                      1.52%
                                                                         -----
                                                                         19.63%
                                                                         =====

                          Portfolio Asset Allocation
                               (% of Net Assets)
Consumer Discretionary                                                   23.56%
Technology                                                               19.45%
Healthcare                                                               16.10%
Producer Durables                                                        14.19%
Financial Services                                                        9.29%
Energy                                                                    5.24%
Materials & Processing                                                    3.95%
Auto & Transportation                                                     3.93%
Short-Term Investments                                                    2.51%
Consumer Staples                                                          1.48%
Other Assets less Liabilities, Net                                        0.30%
                                                                        ------
                                                                        100.00%
                                                                        ======
--------------------------------------------------------------------------------


Forward Emerald Banking and Finance Fund
--------------------------------------------------------------------------------
                          Top Ten Portfolio Holdings
                               (% of Net Assets)
United Fire Casualty Co.                                                  3.48%
Selective Insurance Group, Inc.                                           3.18%
MB Financial, Inc.                                                        2.57%
Central Pacific Financial Corp.                                           2.53%
Prosperity Bancshares, Inc.                                               2.46%
Oak Hill Financial, Inc.                                                  2.32%
Webster Financial Corp.                                                   2.25%
Alabama National Bancorporation Delaware                                  2.21%
Bank Of The Ozarks, Inc.                                                  2.08%
Columbia Bancorp                                                          2.06%
                                                                         -----
                                                                         25.14%
                                                                         =====

                          Portfolio Asset Allocation
                               (% of Net Assets)
Financial Services                                                       94.47%
Short-Term Investments                                                    3.64%
Real Estate Investment Trusts                                             2.52%
Other Assets and Liabilities, Net                                        -0.63%
                                                                        ------
                                                                        100.00%
                                                                        ======
--------------------------------------------------------------------------------

================================================================================
FORWARD FUNDS -- (Unaudited)
FUND PROFILES -- CONTINUED                                         JUNE 30, 2005
--------------------------------------------------------------------------------

Forward Emerald Technology Fund
--------------------------------------------------------------------------------
                          Top Ten Portfolio Holdings
                               (% of Net Assets)
Google, Inc.                                                              3.70%
Nutri/System, Inc.                                                        2.78%
BMC Software, Inc.                                                        2.77%
Internet Capital Group, Inc.                                              2.54%
Genentech, Inc.                                                           2.52%
Illumina, Inc.                                                            2.47%
American Science & Engineering, Inc.                                      2.37%
Cognizant Technology Solutions Corp.                                      2.37%
24/7 Real Media, Inc.                                                     2.26%
Blackboard, Inc.                                                          2.18%
                                                                         -----
                                                                         25.96%
                                                                         =====

                          Portfolio Asset Allocation
                               (% of Net Assets)
Technology                                                               35.35%
Healthcare                                                               25.96%
Consumer Discretionary                                                   16.85%
Short-Term Investments                                                    7.80%
Producer Durables                                                         7.36%
Financial Services                                                        4.67%
Energy                                                                    3.23%
Materials & Processing                                                    1.43%
Options                                                                   2.41%
Other Assets less Liabilities, Net                                       -5.06%
                                                                        ------
                                                                        100.00%
                                                                        ======
--------------------------------------------------------------------------------

================================================================================
FORWARD FUNDS -- (Unaudited)
EXPENSE INFORMATION                                                JUNE 30, 2005
--------------------------------------------------------------------------------

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2005 through June 30, 2005.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FORWARD EMERALD GROWTH FUND

                                               BEGINNING       ANNUALIZED                       EXPENSES PAID
                                             ACCOUNT VALUE    EXPENSE RATIO   ENDING ACCOUNT     DURING THE
                                                1/01/05      FOR THE PERIOD    VALUE 6/30/05       PERIOD*
Actual Expenses
--------------------------------------------------------------------------------------------------------------
Based on actual return of:
--------------------------------------------------------------------------------------------------------------
Class A        2.48%                           $1,000.00          1.80%          $1,024.80         $9.04
--------------------------------------------------------------------------------------------------------------
Class C        1.82%                            1,000.00          2.43%           1,018.20         12.16
--------------------------------------------------------------------------------------------------------------
Hypothetical Expenses
--------------------------------------------------------------------------------------------------------------
Based on assumed 5% return
--------------------------------------------------------------------------------------------------------------
Class A                                         1,000.00          1.80%           1,016.00          9.00
--------------------------------------------------------------------------------------------------------------
Class C                                         1,000.00          2.43%           1,012.85         12.13
--------------------------------------------------------------------------------------------------------------

================================================================================
FORWARD FUNDS -- (Unaudited)
EXPENSE INFORMATION                                                JUNE 30, 2005
--------------------------------------------------------------------------------

FORWARD EMERALD
BANKING AND FINANCE FUND

                                               BEGINNING       ANNUALIZED                       EXPENSES PAID
                                             ACCOUNT VALUE    EXPENSE RATIO   ENDING ACCOUNT     DURING THE
                                                1/01/05      FOR THE PERIOD    VALUE 6/30/05       PERIOD*
Actual Expenses
--------------------------------------------------------------------------------------------------------------
Based on actual return of:
--------------------------------------------------------------------------------------------------------------
Class A        13.07%                          $1,000.00          1.62%          $1,130.70        $ 8.56
--------------------------------------------------------------------------------------------------------------
Class C        12.36%           1,000.00          2.25%           1,123.60         11.85
--------------------------------------------------------------------------------------------------------------
Hypothetical Expenses
--------------------------------------------------------------------------------------------------------------
Based on assumed 5% return
--------------------------------------------------------------------------------------------------------------
Class A                                         1,000.00          1.62%           1,016.90          8.10
--------------------------------------------------------------------------------------------------------------
Class C                                         1,000.00          2.25%           1,013.75         11.23
--------------------------------------------------------------------------------------------------------------

FORWARD EMERALD TECHNOLOGY FUND

                                               BEGINNING       ANNUALIZED                       EXPENSES PAID
                                             ACCOUNT VALUE    EXPENSE RATIO   ENDING ACCOUNT     DURING THE
                                                1/01/05      FOR THE PERIOD    VALUE 6/30/05       PERIOD*
Actual Expenses
--------------------------------------------------------------------------------------------------------------
Based on actual return of:
--------------------------------------------------------------------------------------------------------------
Class A        (1.40)%                         $1,000.00          2.75%          $  986.00        $13.54
--------------------------------------------------------------------------------------------------------------
Class C        (1.86)%                          1,000.00          3.24%             981.40         15.92
--------------------------------------------------------------------------------------------------------------
Hypothetical Expenses
--------------------------------------------------------------------------------------------------------------
Based on assumed 5% return
--------------------------------------------------------------------------------------------------------------
Class A                                         1,000.00          2.75%           1,011.25         13.71
--------------------------------------------------------------------------------------------------------------
Class C                                         1,000.00          3.24%           1,008.80         16.14
--------------------------------------------------------------------------------------------------------------

----------
* Expenses are equal to the Fund's annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.

================================================================================
FORWARD FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
COMMON STOCKS -- 97.19%
AUTO & TRANSPORTATION -- 3.93%
      AIR TRANSPORT -- 0.19%
      Aviall, Inc. (a) .............................        9,500    $   300,105
                                                                     -----------
      AUTO PARTS & EQUIPMENT -- 1.04%
      Westinghouse Air Brake Technologies Corp. ....       75,700      1,626,036
                                                                     -----------
      RAILROADS -- 0.36%
      Genesee & Wyoming, Inc. (a) ..................       20,900        568,689
                                                                     -----------
      TRUCKERS -- 2.34%
      Celadon Group, Inc. (a) ......................       30,286        516,073
      Forward Air Corp. ............................       61,450      1,737,192
      Old Dominion Freight Lines, Inc. (a) .........       52,700      1,413,941
                                                                     -----------
                                                                       3,667,206
                                                                     -----------
      TOTAL AUTO & TRANSPORTATION (Cost $5,997,936) .............      6,162,036
                                                                     -----------

CONSUMER DISCRETIONARY -- 23.56%
      ADVERTISING AGENCIES -- 0.49%
      24/7 Real Media, Inc. (a) ....................      187,700        767,693
                                                                     -----------
      CONSUMER ELECTRONICS -- 1.32%
      Infospace, Inc. (a) ..........................       11,300        372,109
      Ivillage, Inc. (a) ...........................      282,851      1,691,449
                                                                     -----------
                                                                       2,063,558
                                                                     -----------
      CONSUMER PRODUCTS -- 0.23%
      Collegiate Pacific, Inc. .....................       35,300        363,590
                                                                     -----------
      EDUCATION SERVICES -- 0.29%
      Education Management Corp. (a) ...............       13,502        455,422
                                                                     -----------
      ENTERTAINMENT -- 2.11%
      Lions Gate Entertainment Corp. (a) ...........      159,200      1,633,392
      Speedway Motorsports, Inc. ...................       45,500      1,663,480
                                                                     -----------
                                                                       3,296,872
                                                                     -----------
      HOTEL / MOTEL -- 1.23%
      La Quinta Corp. (a) ..........................      206,200      1,923,846
                                                                     -----------


See accompanying Notes to Financial Statements                                19

================================================================================
FORWARD FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
      HOUSEHOLD FURNISHINGS -- 1.59%
      Tempur-Pedic International, Inc. (a) .........      112,390    $ 2,492,810
                                                                     -----------
      RENTAL & LEASING SERVICES -- 3.32%
      Aaron Rents, Inc. ............................       82,300      2,048,447
      Wesco International, Inc. (a) ................      100,700      3,159,966
                                                                     -----------
                                                                       5,208,413
                                                                     -----------
      RESTAURANTS -- 1.45%
      Checkers Drive-In Restaurant, Inc. (a) .......       56,900        774,978
      Red Robin Gourmet Burgers, Inc. (a) ..........        1,000         61,980
      Sonic Corp. (a) ..............................       47,150      1,439,490
                                                                     -----------
                                                                       2,276,448
                                                                     -----------
      RETAIL -- 6.85%
      1-800-Flowers. Com, Inc. (a) .................       94,435        664,822
      American Eagle Outfitters, Inc. ..............       13,900        426,035
      Celebrate Express, Inc. (a) ..................       38,810        525,488
      DSW Inc. (a) .................................        2,600         64,870
      Global Imaging Systems, Inc. (a) .............       70,900      2,258,874
      Guitar Center, Inc. (a) ......................       28,776      1,679,655
      Hibbett Sporting Goods, Inc. (a) .............       85,543      3,236,947
      MarineMax, Inc. (a) ..........................       45,400      1,418,750
      Nutri/System, Inc. (a) .......................       30,400        448,704
                                                                     -----------
                                                                      10,724,145
                                                                     -----------
      SERVICES: COMMERCIAL -- 3.00%
      Collectors Universe, Inc. (a) ................       34,220        599,535
      DiamondCluster International, Inc. (a) .......      188,601      2,131,191
      Gevity HR, Inc. ..............................       55,500      1,111,665
      Navigant Consulting, Inc. (a) ................       48,900        863,574
                                                                     -----------
                                                                       4,705,965
                                                                     -----------
      TOYS -- 1.68%
      Marvel Enterprises, Inc. (a) .................      133,450      2,631,634
                                                                     -----------
      TOTAL CONSUMER DISCRETIONARY (Cost $31,018,124) ...........     36,910,396
                                                                     -----------
CONSUMER STAPLES -- 1.48%
      BEVERAGES: SOFT DRINKS -- 1.48%
      Hansen Natural Corp. (a) .....................       27,334      2,315,736
                                                                     -----------
      TOTAL CONSUMER STAPLES (Cost $857,326) ....................      2,315,736
                                                                     -----------


20                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
ENERGY -- 5.24%

      ENERGY MISCELLANEOUS -- 0.31%
      KFX, Inc. (a) ................................       33,600    $   480,144
                                                                     -----------
      MACHINERY: OIL WELL EQUIPMENT & SERVICES -- 2.67%
      Cal Dive International, Inc. (a) .............       42,000      2,199,540
      Hornbeck Offshore Services, Inc. (a) .........       12,300        333,207
      Superior Energy Services, Inc. (a) ...........       92,400      1,644,720
                                                                     -----------
                                                                       4,177,467
                                                                     -----------
      OIL: CRUDE PRODUCERS -- 2.26%
      Carrizo Oil & Gas, Inc. (a) ..................       49,930        851,806
      Grey Wolf, Inc. (a) ..........................      194,000      1,437,540
      Pioneer Drilling Co. (a) .....................       82,300      1,255,898
                                                                     -----------
                                                                       3,545,244
                                                                     -----------
      TOTAL ENERGY (Cost $5,654,309) ............................      8,202,855
                                                                     -----------
FINANCIAL SERVICES -- 9.29%
      BANKS: REGIONAL -- 3.96%
      Columbia Bancorp .............................       22,166        807,951
      MB Financial, Inc. ...........................       46,909      1,868,385
      Prosperity Bancshares, Inc. ..................       44,900      1,284,589
      Sun Bancorp Inc. (NJ) (a) ....................       33,783        698,294
      Texas Capital Bancshares, Inc. (a) ...........       24,487        483,373
      Yardville National Bancorp ...................       29,600      1,058,200
                                                                     -----------
                                                                       6,200,792
                                                                     -----------
      INSURANCE CARRIERS: PROPERTY & CASUALTY -- 2.84%
      Philadelphia Consolidated Holding Corp. (a) ..       23,940      2,029,154
      Selective Insurance Group, Inc. ..............       36,400      1,803,620
      United America Indemnity Ltd. (a) ............       36,215        622,536
                                                                     -----------
                                                                       4,455,310
                                                                     -----------
      REITS -- 1.39%
      Entertainment Properties Trust ...............       47,500      2,185,000
                                                                     -----------
      SAVINGS & LOANS -- 1.10%
      Commercial Capital Bancorp, Inc. .............      102,701      1,716,134
                                                                     -----------
      TOTAL FINANCIAL SERVICES (Cost $11,849,334) ...............     14,557,236
                                                                     -----------


See accompanying Notes to Financial Statements                                21

================================================================================
FORWARD FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
HEALTHCARE -- 16.10%
      BIOTECHNOLOGY RESEARCH & PRODUCTION -- 4.30%
      Bioenvision, Inc. (a) ........................      124,350    $   905,268
      Illumina, Inc. (a) ...........................       70,927        856,089
      Protein Design Labs, Inc. (a) ................      110,624      2,235,711
      Telik, Inc. (a) ..............................       81,527      1,325,629
      Vasogen, Inc. (a) ............................       69,224        339,890
      Vaxgen, Inc. (a) .............................       98,700      1,070,895
                                                                     -----------
                                                                       6,733,482
                                                                     -----------
      DRUGS & PHARMACEUTICALS -- 2.72%
      K-V Pharmaceutical Co. (a) ...................       32,586        545,816
      Medicines Co. (a) ............................       83,800      1,960,082
      Noven Pharmaceuticals, Inc. (a) ..............       29,300        512,164
      Salix Pharmaceuticals Ltd. (a) ...............       70,499      1,245,012
                                                                     -----------
                                                                       4,263,074
                                                                     -----------
      HEALTHCARE FACILITIES -- 2.19%
      Horizon Health Corp. (a) .....................       25,572        598,129
      Psychiatric Solutions, Inc. (a) ..............       58,239      2,836,822
                                                                     -----------
                                                                       3,434,951
                                                                     -----------
      HEALTHCARE MANAGEMENT SERVICE -- 0.99%
      Centene Corp. (a) ............................       12,900        433,182
      Lifepoint Hospitals, Inc. (a) ................       22,000      1,111,440
                                                                     -----------
                                                                       1,544,622
                                                                     -----------
      HEALTHCARE SERVICES -- 1.79%
      Labone, Inc. (a) .............................       39,800      1,584,438
      Symbion, Inc. (a) ............................       51,174      1,220,500
                                                                     -----------
                                                                       2,804,938
                                                                     -----------
      MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.59%
      Gen Probe, Inc. (a) ..........................       57,579      2,086,087
      Lifecell Corp. (a) ...........................       27,400        433,194
      NeuroMatrix, Inc. (a) ........................       42,900        859,287
      Resmed, Inc. (a) .............................       34,100      2,250,259
                                                                     -----------
                                                                       5,628,827
                                                                     -----------
      MISCELLANEOUS HEALTHCARE -- 0.52%
      Thermogenesis Corp. (a) ......................      189,081        822,502
                                                                     -----------
      TOTAL HEALTHCARE (Cost $22,788,811) .......................     25,232,396
                                                                     -----------


22                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
MATERIALS & PROCESSING -- 3.95%
      BUILDING: CEMENT -- 0.36%
      Eagle Materials, Inc. ........................        6,100     $  564,799
                                                                      ----------
      BUILDING: HEATING & PLUMBING -- 0.67%
      Jacuzzi Brands, Inc. (a) .....................       97,900      1,050,467
                                                                      ----------
      CHEMICALS -- 2.14%
      Airgas, Inc. .................................      135,800      3,350,186
                                                                      ----------
      STEEL -- 0.58%
      Allegheny Technologies, Inc. .................       41,200        908,872
                                                                      ----------
      TEXTILES -- 0.20%
      Dixie Group, Inc. (a) ........................       17,800        313,458
                                                                      ----------
      TOTAL MATERIALS & PROCESSING (Cost $5,380,321) ............      6,187,782
                                                                      ----------

PRODUCER DURABLES -- 14.19%
      AEROSPACE -- 0.59%
      Environmental Tectonics Corp. (a) ............      179,450        925,962
                                                                      ----------
      ELECTRONICS: INSTRUMENTS GAUGES -- 0.29%
      Keithley Instruments, Inc. ...................       29,300        451,513
                                                                      ----------
      IDENTIFICATION CONTROL & FILTERS -- 2.96%
      American Science & Engineering, Inc. (a) .....       31,627      1,402,974
      Esco Technologies, Inc. (a) ..................       32,000      3,225,600
                                                                      ----------
                                                                       4,628,574
                                                                      ----------
      MACHINERY: INDUSTRIAL/SPECIALTY -- 2.19%
      Kennametal, Inc. .............................       23,400      1,072,890
      Paragon Technologies (a) .....................      199,215      2,356,713
                                                                      ----------
                                                                       3,429,603
                                                                      ----------
      MACHINERY: SPECIALTY -- 3.47%
      Applied Films Corp. (a) ......................       78,197      2,001,843
      JLG Industries, Inc. .........................       86,402      2,374,327
      Semitool, Inc. (a) ...........................      111,648      1,065,122
                                                                      ----------
                                                                       5,441,292
                                                                      ----------
      MANUFACTURING -- 0.83%
      Met-Pro Corp. ................................       85,766      1,301,070
                                                                      ----------
      MISCELLANEOUS PRODUCER DURABLE -- 0.24%
      BE Aerospace, Inc. (a) .......................       24,400        381,372
                                                                      ----------


See accompanying Notes to Financial Statements                                23

================================================================================
FORWARD FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
      PRODUCTION TECHNOLOGY EQUIPMENT -- 3.01%
      Brooks Automation, Inc. (a) ..................       54,502    $   809,355
      Credence Systems Corp. (a) ...................      128,500      1,162,925
      Photon Dynamics, Inc. (a) ....................       45,439        936,498
      Varian Semiconductor Equipment
         Associates, Inc. (a)  49,000 ..............                   1,813,000
                                                                     -----------
                                                                       4,721,778
                                                                     -----------
      TELECOMMUNICATIONS EQUIPMENT -- 0.61%
      Arris Group, Inc. (a) ........................      106,200        925,002
      InterDigital Communications Corp. (a) ........        1,520         26,600
                                                                     -----------
      TOTAL PRODUCER DURABLES (Cost $17,974,608) ................     22,232,766
                                                                     -----------
TECHNOLOGY -- 19.45%
      COMMUNICATIONS TECHNOLOGY -- 3.72%
      Atheros Communications, Inc. (a) .............       35,000        282,100
      Ixia, Inc. (a) ...............................      111,796      2,173,314
      J2 Global Communications, Inc. (a) ...........       10,900        375,396
      Netgear, Inc. (a) ............................       24,700        459,420
      Redback Networks, Inc. (a) ...................      258,777      1,650,997
      Tut Systems, Inc. (a) ........................       46,600        138,868
      Viasat, Inc. (a) .............................       36,536        742,777
                                                                     -----------
                                                                       5,822,872
                                                                     -----------
      COMPUTER SERVICES & SOFTWARE -- 10.72%
      Ansoft Corp. (a) .............................       42,638      1,030,134
      Ansys, Inc. (a) ..............................        7,738        274,776
      Cognizant Technology Solutions Corp. (a) .....       49,100      2,314,083
      Infocrossing, Inc. (a) .......................       25,200        314,244
      Kanbay International, Inc. (a) ...............       44,153      1,020,376
      Micros Systems, Inc. (a) .....................      105,392      4,716,292
      MRO Software, Inc. (a) .......................       39,871        582,515
      Niku Corp. (a) ...............................       77,300      1,602,429
      Opnet Technologies, Inc. (a) .................       92,097        745,986
      Opsware, Inc. (a) ............................      177,000        906,240
      Progress Software Corp. (a) ..................       59,853      1,804,568
      Ultimate Software Group, Inc. (a) ............       91,000      1,492,400
                                                                     -----------
                                                                      16,804,043
                                                                     -----------


24                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONCLUDED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
      COMPUTER TECHNOLOGY -- 0.67%
      Mobility Electronics, Inc. (a) ...............       84,571   $    773,825
      M-Systems Flash Disk Pioneers Ltd. (a) .......       14,200        272,214
                                                                    ------------
                                                                       1,046,039
                                                                    ------------
      ELECTRICAL & ELECTRONICS -- 0.79%
      Benchmark Electronics, Inc. (a) ..............       40,950      1,245,699
                                                                    ------------
      ELECTRONICS -- 3.08%
      Avid Technology, Inc. (a) ....................       39,800      2,120,544
      II VI, Inc. (a) ..............................      147,068      2,704,581
                                                                    ------------
                                                                       4,825,125
                                                                    ------------
      SEMICONDUCTORS -- 0.47%
      Micrel, Inc. (a) .............................       63,900        736,128
                                                                    ------------
      Total Technology (Cost $24,104,724) .......................     30,479,906
                                                                    ------------
      TOTAL COMMON STOCKS (Cost $125,615,783) ...................   $152,281,109
                                                                    ------------
WARRANTS -- 0.00%

      American Banknote Corp. Series 1,
       Expiration 10/01/2007, Strike $10.00 (a) ....           28             --
      American Banknote Corp. Series 2,
       Expiration 10/01/2007, Strike $12.50 (a) ....           28             --
                                                                    ------------
      TOTAL WARRANTS (Cost $0) ..................................   $         --
                                                                    ------------

                                                        PRINCIPAL
                                                          AMOUNT           VALUE
                                                        ---------          -----
SHORT TERM INVESTMENTS -- 2.51%
      MONEY MARKET FUNDS -- 2.51%
      First American Prime Obligations Fund ........   $3,937,441   $  3,937,441
                                                                    ------------
      TOTAL SHORT TERM INVESTMENTS (Cost $3,937,441) ............   $  3,937,441
                                                                    ------------
TOTAL INVESTMENTS (COST $129,553,224) -- 99.70% .................   $156,218,550
OTHER ASSETS IN EXCESS OF LIABILITIES, NET 0.30% ................        472,516
                                                                    ------------
TOTAL NET ASSETS -- 100.00% .....................................   $156,691,066
                                                                    ============

The following information for the Funds is presented on an income tax basis as of June 30,2005:

                            Cost of           Gross Unrealized       Gross Unrealized        Net Unrealized
                          Investments           Appreciation           Depreciation            Gain/(Loss)
                          -----------           ------------           ------------            -----------
Emerald Growth Fund       $129,597,675            $33,074,843            $(6,453,968)           $26,620,875

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

Percentages are stated as a percent of net assets.

(a)   Non-income producing security


See accompanying Notes to Financial Statements                                25

================================================================================
FORWARD FUNDS -- BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
COMMON STOCKS -- 96.99%
FINANCIAL SERVICES -- 96.99%
      BANKS: REGIONAL -- 68.81%
      Abigail Adams National Bancorp ...............      107,365   $  1,744,674
      ACNB Corp. ...................................       15,000        345,000
      Alabama National Bancorporation Delaware .....       98,505      6,439,272
      Banc Corp. (a) ...............................      203,674      2,154,871
      Bank Of The Ozarks, Inc. .....................      184,954      6,073,889
      Boston Private Bancorp, Inc. .................      127,200      3,205,440
      BWC Financial Corp. ..........................       21,582        555,736
      Camden National Corp. ........................       79,000      2,587,250
      Capital Corporation Of The West ..............       72,540      2,012,985
      Capital Crossing Bank (a) ....................      132,400      4,514,840
      Cardinal Financial Corp. (a) .................      125,000      1,173,750
      Cascade Financial Corp. ......................      113,550      1,899,692
      Central Pacific Financial Corp. ..............      207,246      7,377,962
      Chester Valley Bancorp .......................      144,041      3,567,896
      Codorus Valley Bancorp Inc. ..................       85,636      1,532,028
      Colonial Bancgroup, Inc. .....................      174,700      3,853,882
      Columbia Bancorp .............................      164,812      6,007,397
      Community Banks, Inc. ........................       87,748      2,274,428
      Dearborn Bancorp (a) .........................       54,120      1,401,712
      Desert Community Bank Victorville CA .........       64,100      1,673,010
      East West Bancorp, Inc. ......................       84,400      2,834,996
      First Midwest Bancorp, Inc. ..................       85,337      3,001,302
      First Oak Brook Bancshares, Inc. .............      137,100      3,868,962
      First Regional Bancorp (a) ...................       14,000        926,100
      First State Financial Corp. ..................       19,800        247,500
      FNB Corporation VA ...........................       47,700      1,335,600
      Frontier Financial Corp. .....................       28,350        716,121
      GB&T Bancshares, Inc. ........................        9,600        228,096
      Great Southern Bancorp, Inc. .................      101,600      3,179,064
      Hanmi Financial Corp. ........................       41,000        684,700
      Harrington West Financial Group, Inc. ........       60,400        930,160
      Heartland Financial USA, Inc. ................      101,700      1,986,201
      Heritage Commerce Corp. (a) ..................       30,300        556,308
      Iberiabank Corp. .............................       82,899      5,107,407
      International Bancshares Corp. ...............       72,275      2,044,660
      Lakeland Financial Corp. .....................       60,800      2,473,344
      Leesport Financial Corp. .....................       47,609      1,106,909
      Legacy Bank (a) ..............................       56,027        742,358
      Macatawa Bank Corp. ..........................       54,458      1,889,148
      Main Street Banks, Inc. ......................       45,789      1,165,788


26                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS -- BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----

      MB Financial, Inc. ...........................      188,319   $  7,500,746
      Mercantile Bank Corp. ........................      112,191      4,933,038
      Mercantile Bankshares Corp. ..................       89,100      4,591,323
      Northrim Bancorp, Inc. .......................       91,600      2,150,768
      Oak Hill Financial, Inc. .....................      231,922      6,769,803
      Pennrock Financial Services Corp. ............       38,965      1,398,454
      Pinnacle Financial Partners, Inc. (a) ........      102,500      2,460,000
      Preferred Bank Of Los Angeles ................       93,400      3,707,980
      Princeton National Bancorp Inc. ..............       57,500      1,804,350
      Private Bancorp, Inc. ........................       85,300      3,017,914
      Prosperity Bancshares, Inc. ..................      250,982      7,180,595
      S & T Bancorp, Inc. ..........................       26,291        949,105
      Security Bank Corp. ..........................      141,442      3,239,022
      Sky Financial Group, Inc. ....................      103,534      2,917,588
      Smithtown Bancorp, Inc. ......................       60,830      1,445,321
      Southwest Bancorp Inc. Oklahoma ..............      176,638      3,617,546
      Sterling Financial Corp. .....................      177,062      3,773,191
      Summit Bancshares Inc Fort Worth Texas .......       77,600      1,342,480
      Summit Bank Corporation (Georgia) ............        3,162         45,185
      Sun Bancorp Inc. (NJ) (a) ....................       89,694      1,853,980
      Texas Capital Bancshares, Inc. (a) ...........      299,420      5,910,551
      Texas United Bancshares ......................      121,208      2,205,986
      Union Bankshares Corp. .......................      104,137      4,021,771
      United Community Banks, Inc. .................      130,300      3,390,406
      United Security Bancshares, Inc. .............        8,685        223,639
      Virginia Commerce Bancorp, Inc. (a) ..........       87,781      2,135,712
      Virginia Financial Group, Inc. ...............       59,300      2,080,837
      Webster Financial Corp. ......................      140,400      6,555,276
      Western Alliance Bancorp (a) .................       48,000      1,219,200
      Western Sierra Bancorp (a) ...................       51,600      1,746,660
      Wilshire Bancorp, Inc. .......................      309,760      4,438,861
      Wintrust Financial Corp. .....................       56,700      2,968,245
      Yardville National Bancorp ...................       98,307      3,514,475
                                                                    ------------
                                                                     200,530,446
                                                                    ------------
      DIVERSIFIED FINANCIAL SERVICES -- 2.80%
      Ameritrade Holding Corp. (a) .................       66,600      1,238,094
      E Trade Financial Corp. (a) ..................      125,200      1,751,548
      Legg Mason, Inc. .............................       36,600      3,810,426
      Stifel Financial Corp. (a) ...................       56,333      1,361,005
                                                                    ------------
                                                                       8,161,073
                                                                    ------------
      FINANCIAL DATA PROCESSING SERVICES -- 0.45%
      TradeStation Group, Inc. (a) .................      151,500      1,299,870
                                                                    ------------


See accompanying Notes to Financial Statements                                27

================================================================================
FORWARD FUNDS -- BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
      FINANCIAL MISCELLANEOUS -- 1.56%
      Advanta Corp. ................................      105,100   $  2,959,616
      Nicholas Financial, Inc. .....................      143,250      1,598,670
                                                                    ------------
                                                                       4,558,286
                                                                    ------------
      INSURANCE CARRIERS: MULTI-LINE -- 1.44%
      HCC Insurance Holdings, Inc. .................      110,500      4,184,635
                                                                    ------------
      INSURANCE CARRIERS: PROPERTY & CASUALTY -- 14.17%
      Donegal Group, Inc. ..........................      172,800      3,449,088
      Erie Indemnity Co. ...........................       27,400      1,486,450
      National Atlantic Holdings Corp. (a) .........      309,416      3,579,943
      Navigators Group, Inc. (a) ...................       78,700      2,720,659
      Partnerre Ltd. ...............................       29,000      1,868,180
      Philadelphia Consolidated Holding Corp. (a) ..       68,178      5,778,767
      Selective Insurance Group, Inc. ..............      186,856      9,258,715
      United America Indemnity Ltd. (a) ............      174,949      3,007,373
      United Fire Casuality Co. ....................      228,444     10,147,483
                                                                    ------------
                                                                      41,296,658
                                                                    ------------
      INSURANCE: LIFE -- 0.55%
      American Equity Investment Life Holding Co. ..      106,700      1,267,596
      Universal American Financial Corp. (a) .......       14,400        325,728
                                                                    ------------
                                                                       1,593,324
                                                                    ------------
      INVESTMENT MANAGEMENT COMPANIES -- 1.62%
      Affiliated Managers Group, Inc. (a) ..........       69,000      4,714,770
                                                                    ------------
      REITS -- 2.52%
      Entertainment Properties Trust ...............      129,100      5,938,600
      Urstadt Biddle Properties, Inc. ..............       82,000      1,420,240
                                                                    ------------
                                                                       7,358,840
                                                                    ------------
      SAVINGS & LOANS -- 3.07%
      Commercial Capital Bancorp, Inc. .............      341,624      5,708,537
      Guaranty Federal Bancshares, Inc. ............       27,000        623,430
      Pacific Premier Bancorp (a) ..................      187,600      2,009,196
      PFF Bancorp, Inc. ............................       19,800        599,742
                                                                    ------------
                                                                       8,940,905
                                                                    ------------
      TOTAL FINANCIAL SERVICES (Cost $222,904,485) ..............    282,638,807
                                                                    ------------
      TOTAL COMMON STOCKS (Cost $222,904,485) ...................   $282,638,807
                                                                    ------------


28                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS -- BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS -- CONCLUDED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
                                                        ---------          -----
SHORT TERM INVESTMENTS -- 3.64%
      MONEY MARKET FUNDS -- 3.64%
      First American Prime Obligations Fund ........  $10,616,231  $ 10,616,231
                                                                   ------------
      TOTAL SHORT TERM INVESTMENTS (COST $10,616,231) ...........  $ 10,616,231
                                                                   ------------
TOTAL INVESTMENTS (COST $233,520,716) -- 100.63% ................  $293,255,038
LIABILITIES IN EXCESS OF OTHER ASSETS, NET (0.63)% ..............    (1,895,204)
                                                                   ------------
TOTAL NET ASSETS -- 100.00% .....................................  $291,359,834
                                                                   ============

The following information for the Funds is presented on an income tax basis as of June 30, 2005:

                                                Cost of            Gross Unrealized        Gross Unrealized         Net Unrealized
                                              Investments            Appreciation            Depreciation            Gain/(Loss)
                                              -----------            ------------            ------------            -----------
Emerald Banking & Finance Fund                $233,520,716            $63,524,312             $(3,789,990)            $59,734,322

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

Percentages are stated as a percent of net assets.
(a) Non-income producing security


See accompanying Notes to Financial Statements                                29

================================================================================
FORWARD FUNDS -- TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
COMMON STOCKS -- 94.85%
CONSUMER DISCRETIONARY -- 16.85%
      ADVERTISING AGENCIES -- 2.26%
      24/7 Real Media, Inc. (a) ....................       17,600   $     71,984
                                                                    ------------
      CASINOS & GAMBLING -- 1.85%
      Shuffle Master, Inc. (a) .....................        2,100         58,863
                                                                    ------------
      COMMERCIAL INFORMATION SERVICE -- 0.87%
      Yahoo, Inc. (a) ..............................          800         27,720
                                                                    ------------
      CONSUMER ELECTRONICS -- 4.98%
      Google, Inc. (a) .............................          400        117,660
      Ivillage, Inc. (a) ...........................        6,800         40,664
                                                                    ------------
                                                                         158,324
                                                                    ------------
      ENTERTAINMENT -- 1.10%
      Lions Gate Entertainment Corp. (a) ...........        3,400         34,884
                                                                    ------------
      RADIO & T.V. BROADCASTERS -- 1.69%
      XM Satellite Radio Holdings, Inc. (a) ........        1,600         53,856
                                                                    ------------
      RENTAL & LEASING SERVICES -- 0.59%
      Wesco International, Inc. (a) ................          600         18,828
                                                                    ------------
      RETAIL -- 2.79%
      Nutri/System, Inc. (a) .......................        6,000         88,560
                                                                    ------------
      SERVICES: COMMERCIAL -- 0.72%
      PeopleSupport, Inc. (a) ......................        2,500         22,800
                                                                    ------------
      TOTAL CONSUMER DISCRETIONARY (Cost $442,625) ..............        535,819
                                                                    ------------
Energy -- 3.23%
      OFFSHORE DRILLING -- 1.12%
      Ensco International, Inc. ....................        1,000         35,750
                                                                    ------------
      OIL: CRUDE PRODUCERS -- 1.10%
      Grey Wolf, Inc. (a) ..........................        4,700         34,827
                                                                    ------------
      OIL: INTEGRATED INTERNATIONAL -- 1.01%
      Marathon Oil Corp. ...........................          600         32,022
                                                                    ------------
      TOTAL ENERGY (Cost $103,780) ..............................        102,599
                                                                    ------------


30                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS -- TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
FINANCIAL SERVICES -- 4.67%

      DIVERSIFIED FINANCIAL SERVICES -- 2.84%
      Ameritrade Holding Corp. (a) .................        1,400   $     26,026
      E Trade Financial Corp. (a) ..................        4,600         64,354
                                                                    ------------
                                                                          90,380
                                                                    ------------
      FINANCIAL INFORMATION SERVICES -- 1.83%
      TheStreet.com, Inc. (a) ......................       16,400         58,056
                                                                    ------------
      TOTAL FINANCIAL SERVICES (Cost $136,989) ..................        148,436
                                                                    ------------
HEALTHCARE -- 25.96%
      BIOTECHNOLOGY RESEARCH & PRODUCTION -- 18.03%
      Affymetrix, Inc. (a) .........................          700         37,751
      Bioenvision, Inc. (a) ........................        8,200         59,696
      Celgene Corp. (a) ............................        1,000         40,770
      Encysive Pharmaceuticals Inc. (a) ............        6,300         68,103
      Genentech, Inc. (a) ..........................        1,000         80,280
      Gilead Sciences, Inc. (a) ....................        1,200         52,788
      Illumina, Inc. (a) ...........................        6,500         78,455
      Myriad Genetics, Inc. (a) ....................        1,000         15,650
      Protein Design Labs, Inc. (a) ................        3,000         60,630
      Vasogen, Inc. (a) ............................       14,000         68,740
      Virologic, Inc. (a) ..........................        4,300         10,664
                                                                    ------------
                                                                         573,527
                                                                    ------------
      DRUGS & PHARMACEUTICALS -- 2.78%
      Medicines Co. (a) ............................        1,300         30,407
      Nastech Pharmaceutical Company, Inc. (a) .....        2,000         28,460
      Shire Pharmaceuticals Group PLC ADR ..........          900         29,520
                                                                    ------------
                                                                          88,387
                                                                    ------------
      HEALTHCARE FACILITIES -- 1.23%
      Psychiatric Solutions, Inc. (a) ..............          800         38,968
                                                                    ------------
      HEALTHCARE MANAGEMENT SERVICE -- 0.74%
      NovaMed, Inc. (a) ............................        3,900         23,673
                                                                    ------------
      MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.99%
      BioVeris Corp. (a) ...........................        6,900         30,153
      Gen Probe, Inc. (a) ..........................          600         21,738
      Respironics, Inc. (a) ........................        1,200         43,332
                                                                    ------------
                                                                          95,223
                                                                    ------------


See accompanying Notes to Financial Statements                                31

================================================================================
FORWARD FUNDS -- TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2005
--------------------------------------------------------------------------------

      MISCELLANEOUS HEALTHCARE -- 0.19%
      Thermogenesis Corp. (a) ......................        1,400   $      6,090
                                                                    ------------
      TOTAL HEALTHCARE (Cost $776,231) ..........................        825,868
                                                                    ------------
MATERIALS & PROCESSING -- 1.43%

      CHEMICALS -- 0.46%
      Cabot Microelectronics Corp. (a) .............          500         14,495
                                                                    ------------
      STEEL -- 0.97%
      Allegheny Technologies, Inc. .................        1,400         30,884
                                                                    ------------
      TOTAL MATERIALS & PROCESSING (Cost $46,727) ...............         45,379
                                                                    ------------
PRODUCER DURABLES -- 7.36%
      IDENTIFICATION CONTROL & FILTERS -- 2.37%
      American Science & Engineering, Inc. (a) .....        1,700         75,412
                                                                    ------------
      MACHINERY: SPECIALTY -- 1.51%
      Applied Films Corp. (a) ......................          800         20,480
      Semitool, Inc. (a) ...........................        2,900         27,666
                                                                    ------------
                                                                          48,146
                                                                    ------------
      PRODUCTION TECHNOLOGY EQUIPMENT -- 1.98%
      ADE Corp. (a) ................................          800         22,440
      Varian Semiconductor Equipment
         Associates, Inc. (a) ......................        1,100         40,700
                                                                    ------------
                                                                          63,140
                                                                    ------------
      TELECOMMUNICATIONS EQUIPMENT -- 1.50%
      Arris Group, Inc. (a) ........................        3,700         32,227
      Powerwave Technologies, Inc. (a) .............        1,500         15,330
                                                                    ------------
                                                                          47,557
                                                                    ------------
      TOTAL PRODUCER DURABLES (Cost $215,789) ...................        234,255
                                                                    ------------
TECHNOLOGY -- 35.35%
      COMMUNICATIONS TECHNOLOGY -- 5.88%
      Atheros Communications, Inc. (a) .............        2,200         17,732
      Cisco Systems, Inc. (a) ......................        2,700         51,597
      Netgear, Inc. (a) ............................        1,800         33,480
      Redback Networks, Inc. (a) ...................        7,000         44,660
      Tut Systems, Inc. (a) ........................        4,400         13,112
      Viasat, Inc. (a) .............................        1,300         26,429
                                                                    ------------
                                                                         187,010
                                                                    ------------


32                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS -- TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                           SHARES          VALUE
                                                           ------          -----
      COMPUTER SERVICES & SOFTWARE -- 17.12%
      Ansoft Corp. (a) .............................        1,900   $     45,904
      Ansys, Inc. (a) ..............................          400         14,204
      Blackboard Inc. (a) ..........................        2,900         69,368
      BMC Software Inc. (a) ........................        4,900         87,955
      Cognizant Technology Solutions Corp. (a) .....        1,600         75,408
      Mercury Computer Systems, Inc. (a) ...........          600         16,422
      Micros Systems, Inc. (a) .....................        1,000         44,750
      MRO Software, Inc. (a) .......................        1,100         16,071
      NeuStar, Inc. (a) ............................        2,000         51,200
      Niku Corp. (a) ...............................          900         18,657
      Openwave Systems, Inc. (a) ...................          700         11,480
      Opnet Technologies, Inc. (a) .................        2,600         21,060
      Opsware, Inc. (a) ............................        3,000         15,360
      Progress Software Corp. (a) ..................        1,100         33,165
      Ultimate Software Group, Inc. (a) ............          900         14,760
      VA Software Corp. (a) ........................        5,100          8,670
                                                                    ------------
                                                                         544,434
                                                                    ------------
      COMPUTER TECHNOLOGY -- 3.38%
      Dell, Inc. (a) ...............................          700         27,657
      M-Systems Flash Disk Pioneers Ltd. (a) .......        1,000         19,170
      Safeguard Scientifics, Inc. (a) ..............       47,400         60,672
                                                                    ------------
                                                                         107,499
                                                                    ------------
      ELECTRONICS -- 2.33%
      II VI, Inc. (a) ..............................        3,000         55,170
      Vishay Intertechnology, Inc. (a) .............        1,600         18,992
                                                                    ------------
                                                                          74,162
                                                                    ------------
      ELECTRONICS: SEMICONDUCTORS -- 4.11%
      Emagin Corporation (a) .......................       17,400         15,660
      Memc Electronic Materials, Inc. (a) ..........        4,000         63,080
      PowerDsine Ltd. (a) ..........................        5,200         52,000
                                                                    ------------
                                                                         130,740
                                                                    ------------
      MISCELLANEOUS TECHNOLOGY -- 2.53%
      Internet Capital Group, Inc. (a) .............       11,000         80,630
                                                                    ------------
      TOTAL TECHNOLOGY (Cost $979,192) ..........................      1,124,475
                                                                    ------------
      TOTAL COMMON STOCKS (COST $2,701,333) .....................      3,016,831
                                                                    ------------


See accompanying Notes to Financial Statements                                33

================================================================================
FORWARD FUNDS -- TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS -- CONCLUDED                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                                    CONTRACTS               VALUE
                                                                    ---------               -----
OPTIONS -- 2.41%
      Esco Tech Call
         Expiration: July, 2005, Exercise Price: $110.00 (a) ....          20          $      400
      Genetech Call
         Expiration: July, 2005, Exercise Price: $85.00 (a) .....         100               4,500
      Google Inc. Call
         Expiration: July, 2005, Exercise Price: $290.00 (a) ....           5               5,300
         Expiration:August, 2005, Exercise Price: $300.00 (a)              10              17,000
      KFX Inc. Call
      Expiration: September, 2005, Exercise Price: $12.50 (a) ...          40              11,000
      Nasdaq 100 Put
         Expiration: July, 2005, Exercise Price: $38.00 (a) .....         100              12,500
      Penn National Gaming Call
         Expiration: October, 2005, Exercise Price: $35.00 (a) ..          20               7,800
      Protein Design Call
         Expiration: July, 2005, Exercise Price: $20.00 (a) .....          40               2,400
      Sears Holding Call
         Expiration: July, 2005, Exercise Price: $150.00 (a) ....          30              14,400
      Telik Inc. Call
         Expiration: July, 2005, Exercise Price: $17.50 (a) .....          55               1,375
                                                                                      -----------
      TOTAL OPTIONS (Cost $100,113) .............................                      $   76,675
                                                                                      -----------

                                                                    PRINCIPAL
                                                                       AMOUNT              VALUE
                                                                    ---------              -----
SHORT TERM INVESTMENTS -- 7.80%
      MONEY MARKET FUNDS -- 7.80%
      Federated Treasury Obligations Fund ....................... $   124,000         $   124,000
      First American Prime Obligations Fund .....................     124,000             124,000
                                                                                      -----------
                                                                                          248,000
                                                                                      -----------
      TOTAL SHORT TERM INVESTMENTS (Cost $248,000) ..........................         $   248,000
                                                                                      -----------
TOTAL INVESTMENTS (COST $3,049,446) -- 105.06% ..............................         $ 3,341,506

LIABILITIES IN EXCESS OF OTHER ASSETS, NET 5.06% ............................            (160,873)
                                                                                      -----------
TOTAL NET ASSETS -- 100.00% .................................................         $ 3,180,633
                                                                                      ===========

The following information for the Funds is presented on an income tax basis as of June 30,2005:

                                   Cost of          Gross Unrealized         Gross Unrealized       Net Unrealized
                                 Investments          Appreciation             Depreciation           Gain/(Loss)
                                 -----------          ------------             ------------           -----------
Emerald Technology Fund          $3,058,652             $385,319               $(102,465)              $282,854

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non-income producing security


34                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2005
--------------------------------------------------------------------------------

                                                                                                      BANKING AND       TECHNOLOGY
                                                                                    GROWTH FUND      FINANCE FUND          FUND
                                                                                   ------------      ------------      ------------
ASSETS
   Investments in securities at market value (cost $129,553,224,
       $233,520,716 and $3,049,446, respectively) ...........................      $156,218,550      $293,255,038      $  3,341,506
   Cash .....................................................................                --                --           321,288
   Receivables:
       Capital shares sold ..................................................            63,209           483,664           123,814
       Investment securities sold ...........................................         1,094,812            78,004            90,542
       Dividends and interest ...............................................            40,373           410,372               185
   Other assets .............................................................            24,123            39,042            15,077
                                                                                   ------------      ------------      ------------
           Total assets .....................................................       157,441,067       294,266,120         3,892,412
                                                                                   ------------      ------------      ------------
LIABILITIES
  Payables for:
       Capital shares redeemed ..............................................           157,522           892,730             2,541
       Investment securities purchased ......................................           331,718         1,452,029           697,100
       Advisory fee payable .................................................            96,731           220,061             3,662
  Accrued expenses and other liabilities ....................................           164,030           341,466             8,476
                                                                                   ------------      ------------      ------------
           Total liabilities ................................................           750,001         2,906,286           711,779
                                                                                   ------------      ------------      ------------
NET ASSETS ..................................................................      $156,691,066      $291,359,834      $  3,180,633
                                                                                   ============      ============      ============
NET ASSETS CONSIST OF:
  Paid in capital ...........................................................      $126,346,702      $222,548,615      $ 10,859,754
  Accumulated net realized gain/(loss) on investments .......................         3,679,038         9,076,897        (7,971,181)
  Net unrealized appreciation on investments ................................        26,665,326        59,734,322           292,060
                                                                                   ------------      ------------      ------------
           Total net assets .................................................      $156,691,066      $291,359,834      $  3,180,633
                                                                                   ============      ============      ============
CLASS A SHARES:
  Net assets ................................................................      $145,193,325      $183,556,095      $  2,792,882
                                                                                   ------------      ------------      ------------
  Shares of beneficial interest issued and outstanding, no par value ........        11,185,908         6,557,555           397,178
                                                                                   ------------      ------------      ------------
  Net asset value and redemption price per share ($145,193,325 /
        11,185,908 shares, $183,556,095 / 6,557,555 shares and
        $2,792,882 / 397,178 shares, respectively) ..........................      $      12.98      $      27.99      $       7.03
                                                                                   ============      ============      ============
  Maximum offering price per share91) ($12.98 / 0.9525,
        $27.99 / 0.9525 and $7.03 / 0.9525, respectively) ...................      $      13.63      $      29.39      $       7.38
                                                                                   ============      ============      ============
CLASS C SHARES:
  Net assets ................................................................      $ 11,497,741      $107,803,739      $    387,751
                                                                                   ------------      ------------      ------------
  Shares of beneficial interest issued and outstanding, no par value ........           915,111         3,958,513            56,413
                                                                                   ------------      ------------      ------------
  Net asset value, offering and redemption price per share(2)
        ($11,497,741 / 915,111 shares, $107,803,739 / 3,958,513
        shares and $387,751 / 56,413 shares, respectively) ..................      $      12.56      $      27.23      $       6.87
                                                                                   ============      ============      ============

(1)   Net asset value plus sales charge of 4.75% of the offering price.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.


See accompanying Notes to Financial Statements                                35

================================================================================
FORWARD FUNDS
STATEMENTS OF OPERATIONS                                           JUNE 30, 2005
--------------------------------------------------------------------------------

                                                                                        FOR THE FISCAL YEAR ENDED JUNE 30, 2005
                                                                                   ------------------------------------------------
                                                                                                      BANKING AND       TECHNOLOGY
                                                                                    GROWTH FUND      FINANCE FUND          FUND
                                                                                   ------------      ------------      ------------
INVESTMENT INCOME
  Dividends .................................................................      $    341,994      $  3,906,076      $        630
  Interest ..................................................................            80,270           202,889             3,896
                                                                                   ------------      ------------      ------------
       Total investment income ..............................................           422,264         4,108,965             4,526
                                                                                   ------------      ------------      ------------
EXPENSES
  Investment advisory fees ..................................................         1,027,800         2,468,837            33,339
  12b-1 fees -- Class A .....................................................           436,397           562,946            14,491
  12b-1 fees -- Class C .....................................................           123,552         1,023,623             4,357
  Transfer agent, administration and fund accounting ........................           323,967           623,447             7,926
  Transfer agent, administration and fund accounting out of pocket ..........            21,668            41,022               651
  Professional fees .........................................................           132,319           250,800             6,393
  Insurance expense .........................................................            16,792            30,490               553
  Trustees' fees ............................................................            37,268            72,469               639
  Trustee out of pocket expenses ............................................             3,818             6,970                86
  Reports to shareholders ...................................................            31,855            60,587               735
  Proxy expense .............................................................            61,736           121,121             1,563
  Federal and state registration fees .......................................            37,011            64,612            20,554
  Custody fees ..............................................................            21,907            25,651             3,907
  Bank fees .................................................................             5,087             9,162               252
  Other .....................................................................            15,418            25,287             3,287
                                                                                   ------------      ------------      ------------
       Total expenses before fee waivers ....................................         2,296,595         5,387,024            98,733
  Advisory fee waived .......................................................                --                --            (4,826)
                                                                                   ------------      ------------      ------------
       Net expenses .........................................................         2,296,595         5,387,024            93,907
                                                                                   ------------      ------------      ------------
Net Investment Loss .........................................................        (1,874,331)       (1,278,059)          (89,381)
                                                                                   ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS
  Net realized gain on investments ..........................................         3,714,337         9,230,290           440,202
  Change in unrealized appreciation/(depreciation)
       on investments .......................................................           169,849        20,528,532          (433,809)
                                                                                   ------------      ------------      ------------
  Net realized and unrealized gain/(loss) on investments ....................         3,884,186        29,758,822             6,393
                                                                                   ------------      ------------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .........................................................      $  2,009,855      $ 28,480,763      $    (82,988)
                                                                                   ============      ============      ============


36                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30, 2004
                                                                                                      BANKING AND       TECHNOLOGY
                                                                                    GROWTH FUND      FINANCE FUND          FUND
                                                                                   ------------      ------------      ------------
OPERATIONS
  Net investment loss .......................................................      $ (1,874,331)     $ (1,278,059)     $    (89,381)
  Net realized gain on investments ..........................................         3,714,337         9,230,290           440,202
  Change in unrealized appreciation/(depreciation) on investments ...........           169,849        20,528,532          (433,809)
                                                                                   ------------      ------------      ------------
          Net increase/(decrease) in net assets resulting
           from operations ..................................................         2,009,855        28,480,763           (82,988)
                                                                                   ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income -- Class A ..........................................                --                --                --
  Net investment income -- Class C ..........................................                --                --                --
  Net realized capital gain -- Class A ......................................        (2,630,169)       (4,974,573)               --
  Net realized capital gain -- Class C ......................................          (325,503)       (3,519,861)               --
                                                                                   ------------      ------------      ------------
          Total dividends and distributions to shareholders .................        (2,955,672)       (8,494,434)               --
                                                                                   ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets resulting from
 capital share transactions .................................................        31,971,893        49,988,154          (456,443)
                                                                                   ------------      ------------      ------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS .....................................        31,026,076        69,974,483          (539,431)
NET ASSETS
  Beginning of period .......................................................       125,664,990       221,385,351         3,720,064
                                                                                   ------------      ------------      ------------
  End of period .............................................................      $156,691,066      $291,359,834      $  3,180,633
                                                                                   ============      ============      ============
  Undistributed net investment income .......................................      $         --      $         --      $         --
                                                                                   ============      ============      ============

-----------------------------------------------------------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30, 2004

                                                                                                      BANKING AND       TECHNOLOGY
                                                                                    GROWTH FUND      FINANCE FUND          FUND
                                                                                   ------------      ------------      ------------
OPERATIONS
  Net investment loss .......................................................      $ (1,558,356)     $   (628,630)     $   (104,370)
  Net realized gain/(loss) on investments
    and securities sold short ...............................................        14,486,056         9,555,944           615,631
  Change in unrealized appreciation/(depreciation)
    on investments and securities sold short ................................        10,180,503        26,712,754           192,271
                                                                                   ------------      ------------      ------------
          Net increase in net assets
           resulting from operations ........................................        23,108,203        35,640,068           703,532
                                                                                   ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income -- Class A ..........................................                --           (20,232)               --
  Net investment income -- Class C ..........................................                --                --                --
  Net realized capital gain -- Class A ......................................                --          (692,942)               --
  Net realized capital gain -- Class C ......................................                --          (364,072)               --
                                                                                   ------------      ------------      ------------
          Total dividends and distributions to shareholders .................                --        (1,077,246)               --
                                                                                   ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets resulting from
    capital share transactions ..............................................        19,592,101        99,775,582           243,888
                                                                                   ------------      ------------      ------------
TOTAL INCREASE IN NET ASSETS ................................................        42,700,304       134,338,404           947,420
NET ASSETS
  Beginning of period .......................................................        82,964,686        87,046,947         2,772,644
                                                                                   ------------      ------------      ------------
  End of period .............................................................      $125,664,990      $221,385,351      $  3,720,064
                                                                                   ============      ============      ============
  Undistributed net investment income .......................................      $         --      $         --      $         --
                                                                                   ============      ============      ============


See accompanying Notes to Financial Statements                                37

================================================================================
FORWARD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SINGLE SHARE OUTSTANDING THROUGHOUT EACH PERIOD

GROWTH FUND

                                                      FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                          ENDED           ENDED          ENDED           ENDED           ENDED
                                                      JUNE 30, 2005   JUNE 30, 2004  JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2001
                                                         CLASS A         CLASS A        CLASS A         CLASS A         CLASS A++
                                                      -------------   -------------  -------------   -------------   -------------
Net Asset Value, Beginning of Period ...............    $  13.02        $  10.21        $  10.26        $  12.50        $  18.31
                                                        --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss ................................       (0.16)(1)       (0.17)(1)       (0.10)(1)       (0.10)(1)       (0.05)(1)
Net realized and unrealized gain/(loss)
 on investments ....................................        0.43            2.98            0.05           (2.14)          (1.58)
                                                        --------        --------        --------        --------        --------
        Total from investment operations ...........        0.27            2.81           (0.05)          (2.24)          (1.63)
                                                        --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Distributions from net realized capital gain .......       (0.31)             --              --              --           (4.18)
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period .....................    $  12.98        $  13.02        $  10.21        $  10.26        $  12.50
                                                        ========        ========        ========        ========        ========
Total Return* ......................................        2.48%          27.52%          (0.49)%        (17.92)%         (9.62)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ................    $145,193        $112,354        $ 78,060        $ 82,805        $107,325
Ratio of operating expenses to average
 net assets ........................................        1.63%           1.57%           1.73%           1.62%           1.56%
Ratio of net investment loss
 to average net assets .............................       (1.31)%         (1.34)%         (1.14)%         (0.88)%         (0.40)%
Portfolio turnover rate ............................          73%             62%             79%             61%             60%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ The Fund began offering Class C Shares on July 1, 2000, and the existing class of shares was designated as Class A.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.


38                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SINGLE SHARE OUTSTANDING THROUGHOUT EACH PERIOD
GROWTH FUND

                                                      FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                          ENDED           ENDED          ENDED           ENDED           ENDED
                                                      JUNE 30, 2005   JUNE 30, 2004  JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2001
                                                         CLASS C         CLASS C        CLASS C         CLASS C         CLASS C++
                                                      -------------   -------------  -------------   -------------   -------------
Net Asset Value, Beginning of Period ...............    $  12.70        $  10.02        $  10.14        $  12.43        $  18.31
                                                        --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss ................................       (0.23)(1)       (0.25)(1)       (0.16)(1)       (0.17)(1)       (0.13)(1)
Net realized and unrealized gain/(loss)
 on investments ....................................        0.40            2.93             0.4           (2.12)          (1.57)
                                                        --------        --------        --------        --------        --------
        Total from investment operations ...........        0.17            2.68           (0.12)          (2.29)          (1.70)
                                                        --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Distributions from net realized capital gain .......       (0.31)             --              --              --           (4.18)
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period .....................    $  12.56        $  12.70        $  10.02        $  10.14        $  12.43
                                                        ========        ========        ========        ========        ========
Total Return* ......................................        1.74%          26.75%          (1.18)%        (18.42)%        (10.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ................    $ 11,498        $ 13,311        $  4,905        $  3,505        $  1,434
Ratio of operating expenses to average
 net assets ........................................        2.28%           2.22%           2.39%           2.27%           2.21%
Ratio of net investment loss
 to average net assets .............................       (1.94)%         (1.99)%         (1.81)%         (1.53)%         (1.05)%
Portfolio turnover rate ............................          73%             62%             79%             61%             60%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ The Fund began offering Class C Shares on July 1, 2000, and the existing class of shares was designated as Class A.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.


See accompanying Notes to Financial Statements                                39

================================================================================
FORWARD FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SINGLE SHARE OUTSTANDING THROUGHOUT EACH PERIOD
BANKING AND FINANCE FUND

                                                      FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                          ENDED           ENDED          ENDED           ENDED           ENDED
                                                      JUNE 30, 2005   JUNE 30, 2004  JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2001
                                                         CLASS A         CLASS A        CLASS A         CLASS A         CLASS A++
                                                      -------------   -------------  -------------   -------------   -------------
Net Asset Value, Beginning of Period ...............    $  25.74        $  19.89        $  18.36        $  15.55        $  11.20
                                                        --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) .......................       (0.06)(1)       (0.03)(1)        0.03(1)         0.05(1)         0.18(1)
Net realized and unrealized gain/(loss)
 on investments ....................................        3.30            6.07            1.84            3.01            4.34
                                                        --------        --------        --------        --------        --------
  Total from investment operations .................        3.24            6.04            1.87            3.06            4.52
                                                        --------        --------        --------        --------        --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income ...............          --           (0.01)             --           (0.08)          (0.17)
Distributions from net realized capital gain .......       (0.99)          (0.18)          (0.34)          (0.17)             --
                                                        --------        --------        --------        --------        --------
  Total dividends and distributions ................       (0.99)          (0.19)          (0.34)          (0.25)          (0.17)
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period .....................    $  27.99        $  25.74        $  19.89        $  18.36        $  15.55
                                                        ========        ========        ========        ========        ========
Total Return* ......................................       13.12%          30.53%          10.46%          19.96%          40.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ................    $183,556        $133,136        $ 59,565        $ 34,933        $ 14,822
Ratio of operating expenses to average
 net assets before reimbursement by Adviser
 and waivers .......................................        1.80%           1.74%           1.97%           2.26%           2.94%
Ratio of operating expenses to average
 net assets after reimbursement by Adviser
 and waivers .......................................         n/a(2)          n/a(2)          n/a(2)          n/a(2)         2.35%
Ratio of net investment income/(loss)
 to average net assets before reimbursement
 by Adviser and waivers ............................       (0.23)%         (0.13)%          0.20%           0.28%           0.79%
Ratio of net investment income/(loss)
 to average net assets after reimbursement
 by Adviser and waivers ............................         n/a(2)          n/a(2)          n/a(2)          n/a(2)         1.38%
Portfolio turnover rate ............................          25%             29%             47%             27%             55%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ The Fund began offering Class C Shares on July 1, 2000, and the existing class of shares was designated as Class A.

(1) Net investment income/(loss) per share represents net investment income/(loss) divided by the average shares outstanding throughout the period.

(2)   Not applicable: no reimbursements were made by the Adviser.


40                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SINGLE SHARE OUTSTANDING THROUGHOUT EACH PERIOD
BANKING AND FINANCE FUND

                                                      FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                          ENDED           ENDED          ENDED           ENDED           ENDED
                                                      JUNE 30, 2005   JUNE 30, 2004  JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2001
                                                         CLASS C         CLASS C        CLASS C         CLASS C         CLASS C++
                                                      -------------   -------------  -------------   -------------   -------------
Net Asset Value, Beginning of Period ...............    $  25.23        $  19.62         $18.24$           15.47        $  11.20
                                                        --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) .......................       (0.23)(1)       (0.18)(1)       (0.08)(1)       (0.06)(1)        0.10(1)
Net realized and unrealized gain/(loss)
 on investments ....................................        3.22            5.97            1.80            3.00            4.34
                                                        --------        --------        --------        --------        --------
  Total from investment operations .................        2.99            5.79            1.72            2.94            4.44
                                                        --------        --------        --------        --------        --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income ...............          --              --              --              --           (0.17)
Distributions from net realized capital gain .......       (0.99)          (0.18)          (0.34)          (0.17)             --
                                                        --------        --------        --------        --------        --------
  Total dividends and distributions ................       (0.99)          (0.18)          (0.34)          (0.17)          (0.17)
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period .....................    $  27.23        $  25.23        $  19.62        $  18.24        $  15.47
                                                        ========        ========        ========        ========        ========
Total Return* ......................................       12.37%          29.68%           9.69%          19.22%          40.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ................    $107,804        $ 88,249        $27,482$           6,210        $    513
Ratio of operating expenses to average
 net assets before reimbursement by Adviser
 and waivers .......................................        2.45%           2.39%           2.66%           2.91%           3.59%
Ratio of operating expenses to average
 net assets after reimbursement by Adviser
 and waivers .......................................         n/a(2)          n/a(2)          n/a(2)          n/a(2)         3.00%
Ratio of net investment income/(loss)
 to average net assets before reimbursement
 by Adviser and waivers ............................       (0.88)%         (0.77)%         (0.43)%         (0.37)%          0.14%
Ratio of net investment income/(loss)
 to average net assets after reimbursement
 by Adviser and waivers ............................         n/a(2)          n/a(2)          n/a(2)          n/a(2)         0.73%
Portfolio turnover rate ............................          25%             29%             47%             27%             55%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ The Fund began offering Class C Shares on July 1, 2000, and the existing class of shares was designated as Class A.

(1) Net investment income/(loss) per share represents net investment income/(loss) divided by the average shares outstanding throughout the period.

(2)   Not applicable: no reimbursements were made by the Adviser.


See accompanying Notes to Financial Statements                                41

================================================================================
FORWARD FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SINGLE SHARE OUTSTANDING THROUGHOUT EACH PERIOD
TECHNOLOGY FUND

                                                      FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                          ENDED           ENDED          ENDED           ENDED           ENDED
                                                      JUNE 30, 2005   JUNE 30, 2004  JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2001
                                                         CLASS A         CLASS A        CLASS A         CLASS A         CLASS A++
                                                      -------------   -------------  -------------   -------------   -------------
Net Asset Value, Beginning of Period ...............    $   7.13        $   5.64        $   5.38        $  12.15        $  29.59
                                                        --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss ................................       (0.17)(1)       (0.19)(1)       (0.12)(1)       (0.20)(1)       (0.43)(2)
Net realized and unrealized gain/(loss)
 on investments ....................................        0.07            1.68            0.38           (6.15)         (13.01)
                                                        --------        --------        --------        --------        --------
  Total from investment operations .................       (0.10)           1.49            0.26           (6.35)         (13.44)
                                                        --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Distributions from net realized capital gain .......          --              --              --           (0.42)          (4.00)
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period .....................    $   7.03        $   7.13        $   5.64        $   5.38        $  12.15
                                                        ========        ========        ========        ========        ========
Total Return* ......................................       (1.40)%         26.42%           4.83%         (53.76)%        (51.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ................    $  2,793        $  3,202        $  2,572        $  3,132        $  8,054
Ratio of operating expenses to average
 net assets before reimbursement by Adviser
 and waivers .......................................        2.90%           2.75%           4.99%           4.66%           3.41%
Ratio of operating expenses to average
 net assets after reimbursement by Adviser
 and waivers .......................................        2.76%           2.74%           2.90%           2.90%           2.90%
Ratio of net investment loss to average net
 assets before reimbursement by Adviser
 and waivers .......................................       (2.76)%         (2.67)%         (4.78)%         (4.26)%         (2.76)%
Ratio of net investment loss to average net
 assets after reimbursement by Adviser
 and waivers .......................................       (2.62)%         (2.65)%         (2.69)%         (2.50)%         (2.25)%
Portfolio turnover rate ............................         189%             65%            151%            249%            193%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ The Fund began offering Class C Shares on July 1, 2000, and the existing class of shares was designated as Class A.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.


42                                See accompanying Notes to Financial Statements

================================================================================
FORWARD FUNDS
FINANCIAL HIGHLIGHTS -- CONCLUDED
--------------------------------------------------------------------------------
FOR A SINGLE SHARE OUTSTANDING THROUGHOUT EACH PERIOD
TECHNOLOGY FUND

                                                      FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                          ENDED           ENDED          ENDED           ENDED           ENDED
                                                      JUNE 30, 2005   JUNE 30, 2004  JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2001
                                                         CLASS C         CLASS C        CLASS C         CLASS C         CLASS C++
                                                      -------------   -------------  -------------   -------------   -------------
Net Asset Value, Beginning of Period ...............    $   7.00        $   5.56        $   5.33        $  12.10        $  29.59
                                                        --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss ................................       (0.20)(1)       (0.22)(1)       (0.15)(1)       (0.24)(1)       (0.37)
Net realized and unrealized gain/(loss)
 on investments ....................................        0.07            1.66            0.38           (6.11)         (13.12)
                                                        --------        --------        --------        --------        --------
  Total from investment operations .................       (0.13)           1.44            0.23           (6.35)         (13.49)
                                                        --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Distributions from net realized capital gain .......          --              --              --           (0.42)          (4.00)
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period .....................    $   6.87        $   7.00        $   5.56        $   5.33        $  12.10
                                                        ========        ========        ========        ========        ========
Total Return* ......................................       (1.86)%         25.90%           4.32%         (53.99)%        (52.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ................    $    388        $    518        $    201        $     89        $    301
Ratio of operating expenses to average
 net assets before reimbursement by Adviser
 and waivers .......................................        3.40%           3.25%           5.49%           5.16%           3.91%
Ratio of operating expenses to average
 net assets after reimbursement by Adviser
 and waivers .......................................        3.26%           3.24%           3.40%           3.40%           3.40%
Ratio of net investment loss to average net
 assets before reimbursement by Adviser and
 waivers ...........................................       (3.24)%         (3.17)%         (5.28)%         (4.76)%         (3.26)%
Ratio of net investment loss to average net
 assets after reimbursement by Adviser
 and waivers .......................................       (3.11)%         (3.15)%         (3.19)%         (3.00)%         (2.75)%
Portfolio turnover rate ............................         189%             65%            151%            249%            193%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ The Fund began offering Class C Shares on July 1, 2000, and the existing class of shares was designated as Class A.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.


See accompanying Notes to Financial Statements                                43

================================================================================
FORWARD FUNDS
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2005
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND DESCRIPTION OF THE FUNDS

      Forward Funds (which was formerly known as Emerald Mutual Funds) (the "Trust"), an open-end management investment company, was established as a Delaware statutory trust on February 1, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). At June 30, 2005, the Trust offered three investment portfolios: the Emerald Growth Fund (the "Growth Fund"), the Emerald Banking and Finance Fund (the "Banking and Finance Fund") and the Emerald Technology Fund (the "Technology Fund") (each a "Fund," and collectively, the "Funds" or the "Forward Emerald Funds"). The Forward Emerald Funds were previously organized as series of a separate legal entity called the HomeState Group, a Pennsylvania common law trust that was organized on August 26, 1992. Each series of the HomeState Group was reorganized into newly organized series of the Trust effective May 1, 2005 pursuant to an Agreement and Plan of Reorganization. The former Emerald Mutual Funds are the accounting survivors, thus their historical financial information is presented herein.

      Effective July 1, 2005, pursuant to an Agreement and Plan of Reorganization, each of the nine then-existing series of Forward Funds, Inc., a Maryland corporation originally incorporated on October 3, 1997 and registered under the 1940 Act, was reorganized into a corresponding newly formed series of the Trust.

      The Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through capital appreciation. To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks, preferred stocks and securities convertible into common and preferred stocks. Prior to May 1, 2005, the Fund was named the Emerald Growth Fund, and prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and had a narrower investment objective.

      The Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of banking and financial services companies. Prior to May 1, 2005, the Fund was named the Emerald Select Banking and Finance Fund, and prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

      The Technology Fund commenced operations on October 31, 1997. The investment objective of the Fund is to seek capital appreciation by investing in a non-diversified portfolio of equity securities of public companies in the technology sector. To pursue this objective, the Fund will invest at least 80% of its total assets in such companies. Prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund and had a narrower investment objective.

      As of September 29, 2005, the name of the Forward Emerald Technology Fund will change to Forward Emerald Opportunities Fund (the "Opportunities Fund"), and the principal investment strategy will change. The Fund's investment objective of capital appreciation will not change. As of September 29, 2005, the investment objective of the Opportunities Fund will be pursued by investing principally in

================================================================================
FORWARD FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2005
--------------------------------------------------------------------------------

      equity securities of companies that are believed to be poised for significant growth, including companies of varying sizes in a wide range of industries, and under normal conditions, the Fund will invest at a minimum 25% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector.

      The Forward Emerald Funds issued a second class of shares, Class C Shares, and renamed the initial class as Class A Shares on July 1, 2000. The two classes differ principally in their respective distribution expenses and arrangements as well as their respective front-end and contingent deferred sales charge arrangements. Both classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

      Class A Shares are subject to an initial sales charge of 4.75% imposed at the time of purchase. Prior to April 1, 2004, Class C Shares were subject to an initial sales charge of 1.00% imposed at the time of purchase, as well as a contingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Fund's prospectus. The CDSC was 1.00% of the lesser of the current market value or the cost of shares being redeemed. Effective April 1, 2004, the Board of Trustees authorized the elimination of the 1.00% initial sales charge on the Class C shares.

      Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, banking and financial sectors. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate in investments in a particular sector.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust with respect to the Emerald Funds:

      SECURITY VALUATION -- Investment securities and securities sold short traded on a national securities exchange are valued at the last reported sales price on the security's principal exchange, which is usually at 4:00
      p. m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid price is used. Investments in open-ended registered investment companies are valued at their net asset value each business day. An option contract is valued at the last sales price as quoted on the principal exchange on which such option is traded, or in the absence of a sale, the mean between the last bid and ask prices. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods, which the Board of Trustees believe, in good faith, accurately reflects their fair value.

================================================================================
FORWARD FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2005
--------------------------------------------------------------------------------

      INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income and expense for securities sold short is recorded on the ex-dividend date. Income, expense (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the fair value of settled shares. Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. All discounts and premiums on fixed income securities are amortized on the effective interest method for tax and financial reporting purposes.

      SECURITIES TRANSACTIONS -- Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined using the first-in, first-out cost method.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders, which are determined in accordance with federal tax regulations, are recorded on the ex-dividend date. Net gains realized from securities transactions and dividends from net investment income, if any, would normally be distributed to shareholders in August and December. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      OPTION WRITING/PURCHASING -- The Banking and Finance Fund and the Technology Fund may write or purchase financial options contracts solely for the purpose of hedging their existing portfolio securities, or securities that the funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the funds write or purchase an option, an amount equal to the premium received or paid by the funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by the funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the funds have realized a gain or loss on investment transactions. Risks arise from entering into written option transactions from the potential inability of coun-terparties to meet the terms of the contracts, the potential inability to enter into closing transaction because of an illiquid secondary market and from unexpected movements in security values. At June 30, 2005, the Banking and Finance Fund held no purchased or written options and the Technology Fund held purchased options with a market value of $76,675 and no written options.

================================================================================
FORWARD FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2005
--------------------------------------------------------------------------------

      SHORT SALES -- The Banking and Finance Fund and the Technology Fund may sell securities short. Short sales are transactions in which a fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer. The fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The funds will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The funds are liable for any dividends payable on securities while those securities are in a short position. At June 30, 2005, the Banking and Finance Fund and the Technology Fund had no securities sold short.

NOTE 3 -- SHARES OF BENEFICIAL INTEREST

      The Trust consists of an unlimited number of shares of beneficial interest with no par value. Prior to July 1, 2005, the Board of Trustees of the Trust had designated the shares into three separate series. As of July 1, the Board of Trustees of the Trust has designated the shares into twelve series. Each Fund, other than the Growth Fund, Banking and Finance Fund, Technology Fund and Forward Legato Fund currently offers a class of shares called the Investor Class shares. The Forward Hoover Small Cap Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund and Forward Legato Fund each also offer a class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. The Sierra Club Stock Fund, Forward Hoover Small Cap Fund, Forward International Small Companies Fund and Forward Legato Fund each also offer Class A shares. The Growth Fund, Banking and Finance Fund and Technology Fund each offers Class A and Class C shares.

================================================================================
FORWARD FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2005
--------------------------------------------------------------------------------

The following table summarizes the capital share transactions of each Fund:

GROWTH FUND

                                                       FOR THE YEAR ENDED                           FOR THE YEAR ENDED
                                                         JUNE 30, 2005                                JUNE 30, 2004
                                            -------------------------------------             -------------------------------------
                                                            CLASS A                                           CLASS A
                                            -------------------------------------             -------------------------------------
                                               SHARES                   AMOUNT                    SHARES                  AMOUNT
                                            ------------             ------------             ------------             ------------
Sales ..........................               5,083,947             $ 65,162,367                2,720,528             $ 34,341,896
Reinvested distributions .......                 220,696                2,443,099                       --                       --
Redemptions ....................              (2,746,701)             (33,965,754)              (1,739,742)             (21,675,806)
                                            ------------             ------------             ------------             ------------
Net increase ...................               2,557,942             $ 33,639,712                  980,786             $ 12,666,090
                                            ------------             ============             ------------             ============
SHARES OUTSTANDING:
   Beginning of period .........               8,627,966                                         7,647,180
                                            ------------                                      ------------
   End of period ...............              11,185,908                                         8,627,966
                                            ============                                      ============

                                                       FOR THE YEAR ENDED                           FOR THE YEAR ENDED
                                                         JUNE 30, 2005                                JUNE 30, 2004
                                            -------------------------------------             -------------------------------------
                                                            CLASS C                                           CLASS C
                                            -------------------------------------             -------------------------------------
                                               SHARES                   AMOUNT                    SHARES                  AMOUNT
                                            ------------             ------------             ------------             ------------
Sales ..........................                 119,823             $  1,419,286                  650,886             $  8,067,108
Reinvested distributions .......                  26,657                  287,362                       --                       --
Redemptions ....................                (279,651)              (3,374,467)                 (92,133)              (1,141,097)
                                            ------------             ------------             ------------             ------------
Net increase/(decrease) ........                (133,171)            $ (1,667,819)                 558,753             $  6,926,011
                                            ------------             ============             ------------             ============
SHARES OUTSTANDING:
   Beginning of period .........               1,048,282                                           489,529
                                            ------------                                      ------------
   End of period ...............                 915,111                                         1,048,282
                                            ============                                      ============
Total Net Increase .............                                     $ 31,971,893                                      $ 19,592,101
                                                                     ============                                      ============

================================================================================
FORWARD FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2005
--------------------------------------------------------------------------------

BANKING AND FINANCE FUND

                                                       FOR THE YEAR ENDED                           FOR THE YEAR ENDED
                                                         JUNE 30, 2005                                JUNE 30, 2004
                                            -------------------------------------             -------------------------------------
                                                            CLASS A                                           CLASS A
                                            -------------------------------------             -------------------------------------
                                               SHARES                   AMOUNT                    SHARES                  AMOUNT
                                            ------------             ------------             ------------             ------------
Sales ..........................               2,836,726             $ 76,906,237                3,961,024             $ 94,794,254
Reinvested distributions .......                 177,520                4,386,921                   26,278                  592,917
Redemptions ....................              (1,628,134)             (43,394,497)              (1,810,887)             (44,476,237)
                                            ------------             ------------             ------------             ------------
Net increase ...................               1,386,112             $ 37,898,661                2,176,415             $ 50,910,934
                                            ------------             ============             ------------             ============
SHARES OUTSTANDING:
   Beginning of period .........               5,171,443                                         2,995,028
                                            ------------                                      ------------
   End of period ...............               6,557,555                                         5,171,443
                                            ============                                      ============

                                                       FOR THE YEAR ENDED                           FOR THE YEAR ENDED
                                                         JUNE 30, 2005                                JUNE 30, 2004
                                            -------------------------------------             -------------------------------------
                                                            CLASS C                                           CLASS C
                                            -------------------------------------             -------------------------------------
                                               SHARES                   AMOUNT                    SHARES                  AMOUNT
                                            ------------             ------------             ------------             ------------
Sales ..........................               1,114,582             $ 29,488,435                2,359,446             $ 55,258,198
Reinvested distributions .......                 104,304                2,520,733                   11,968                  267,326
Redemptions ....................                (758,076)             (19,919,675)                (274,673)              (6,660,876)
                                            ------------             ------------             ------------             ------------
Net increase ...................                 460,810             $ 12,089,493                2,096,741             $ 48,864,648
                                            ------------             ============             ------------             ============
SHARES OUTSTANDING:
   Beginning of period .........               3,497,703                                         1,400,962
                                            ------------                                      ------------
   End of period ...............               3,958,513                                         3,497,703
                                            ============                                      ============
Total Net Increase .............                                     $ 49,988,154                                      $ 99,775,582
                                                                     ============                                      ============

================================================================================
FORWARD FUNDS

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

JUNE 30, 2005

TECHNOLOGY FUND

                                                       FOR THE YEAR ENDED                           FOR THE YEAR ENDED
                                                         JUNE 30, 2005                                JUNE 30, 2004
                                            -------------------------------------             -------------------------------------
                                                            CLASS A                                           CLASS A
                                            -------------------------------------             -------------------------------------
                                               SHARES                   AMOUNT                    SHARES                  AMOUNT
                                            ------------             ------------             ------------             ------------
Sales ..........................                  91,573             $    635,411                  127,511             $    957,303
Reinvested distributions .......                      --                       --                       --                       --
Redemptions ....................                (143,726)                (974,092)                (134,440)                (974,250)
                                            ------------             ------------             ------------             ------------
Net decrease ...................                 (52,153)            $   (338,681)                  (6,929)            $    (16,947)
                                            ------------             ============             ------------             ============
SHARES OUTSTANDING:
   Beginning of period .........                 449,331                                           456,260
                                            ------------                                      ------------
   End of period ...............                 391,178                                           449,331
                                            ============                                      ============

                                                       FOR THE YEAR ENDED                           FOR THE YEAR ENDED
                                                         JUNE 30, 2005                                JUNE 30, 2004
                                            -------------------------------------             -------------------------------------
                                                            CLASS C                                           CLASS C
                                            -------------------------------------             -------------------------------------
                                               SHARES                   AMOUNT                    SHARES                  AMOUNT
                                            ------------             ------------             ------------             ------------
Sales ..........................                      14             $        100                   49,228             $    341,700
Reinvested distributions .......                      --                       --                       --                       --
Redemptions ....................                 (17,637)                (117,862)                 (11,260)                 (80,865)
                                            ------------             ------------             ------------             ------------
Net Increase/(decrease) ........                 (17,623)            $   (117,762)                  37,968             $    260,835
                                            ------------             ============             ------------             ============
SHARES OUTSTANDING:
   Beginning of period .........                  74,036                                            36,068
                                            ------------                                      ------------
   End of period ...............                  56,413                                            74,036
                                            ============                                      ============
Total Net Increase (Decrease) ..                                     $   (456,443)                                     $    243,888
                                                                     ============                                      ============

NOTE 4 -- INVESTMENT TRANSACTIONS

During the fiscal year ended June 30, 2005, purchases and sales of investment securities (excluding securities sold short, options and short-term investments) were as follows:

                                                BANKING
                           GROWTH FUND      AND FINANCE FUND     TECHNOLOGY FUND
                          ------------      ----------------     ---------------
Purchases ............    $124,492,235        $105,278,879          $5,674,739
Sales ................     (92,676,771)        (53,539,565)         (5,782,632)

================================================================================
FORWARD FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2005
--------------------------------------------------------------------------------

NOTE 5 -- FEDERAL TAX POLICIES AND INFORMATION

      The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all of their taxable income and realized capital gains. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

      At June 30, 2005, the total cost of securities and the net realized gains and losses on securities sold for Federal income tax purposes are different from amounts reported for financial reporting purposes generally due to losses incurred in so called "wash sales," which losses cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities (including short sales held by the Funds at June 30, 2005, were as follows:

                                                                        TAX BASIS NET
                                                     COST FOR             UNREALIZED          TAX BASIS GROSS        TAX BASIS GROSS
                                                  FEDERAL INCOME         APPRECIATION            UNREALIZED             UNREALIZED
FUND                                               TAX PURPOSES         (DEPRECIATION)          APPRECIATION          DEPRECIATION
----                                               ------------         --------------         -------------         ---------------
Growth Fund .................................      $129,597,675            $26,620,875           $33,074,843            $6,453,968
Banking and Finance Fund ....................       233,520,716             59,734,322            63,524,312             3,789,990
Technology Fund .............................         3,058,652                282,854               385,319               102,465

      At June 30, 2005, undistributed ordinary income and long-term capital gains for tax purposes are as follows:

                                     UNDISTRIBUTED              LONG-TERM                    CAPITAL LOSS
                                     ORDINARY INCOME          CAPITAL GAINS                 CARRYFORWARDS
                                     ---------------          -------------                 -------------
Growth Fund .....................          --                   $3,723,489
Growth Fund .....................          --                   $3,723,489                             --
Banking and Finance Fund ........          --                    9,076,898                             --
Technology Fund .................          --                            --                  $(7,961,975)

      At June 30, 2005, the Technology Fund had accumulated capital loss carryforwards for Federal income tax purposes of $7,961,975 of which $6,112,988 expires in 2010 and $1,848,987 expires in 2011. To the extent the Funds realize future net capital gains, those gains will be offset by unused capital loss carry-forwards. During the year ended June 30, 2005, the Technology Fund utilized capital loss carryovers of $445,067.

      Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of June 30, 2005, primarily

================================================================================
FORWARD FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2005
--------------------------------------------------------------------------------

      attributable to certain net operating losses, which for tax purposes are not available to offset future income, were reclassified to the following accounts:

                                          UNDISTRIBUTED        ACCUMULATED
                                         NET INVESTMENT         REALIZED
                                            INCOME             GAINS/(LOSS)       PAID IN CAPITAL
                                         --------------        ------------       ---------------
      Growth Fund ....................    $ 1,874,331             --              $ (1,874,331)
      Banking and Finance Fund .......      1,278,059             --                (1,278,059)
      Technology Fund ................         89,381             --                   (89,381)

      The tax components of dividends and distributions paid during the period were as follows:

                                                                   LONG-TERM
                                           ORDINARY INCOME       CAPITAL GAINS
                                           ---------------       -------------
      Growth Fund .....................               --         $ 2,955,672
      Banking and Finance Fund ........      $ 3,562,290           4,932,144
      Technology Fund .................               --                  --

NOTE 6 -- INVESTMENT MANAGEMENT SERVICES

      The Trust has entered into an investment management agreement, effective May 1, 2005, with Forward Management, LLC ("Forward Management" or the "Advisor") pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Growth Fund, 0.75% on assets up to and including $250 million, 0.65% for the next $250 million, 0.55% for the next $250 million, and 0.45% for assets over $750 million; Banking and Finance Fund and Technology Fund, 1.00% on assets up to and including $100 million and 0.90% for assets over $100 million. Under the terms of the Advisory Agreement, the Advisor may also waive fees or reimburse the Emerald Funds for certain expenses. Through April 30, 2007, the Advisor has contractually agreed to waive its advisory fee and/or reimburse other expenses to the extent that the Fund's total operating expenses exceed the following:

                                        CLASS A                CLASS C
                                        -------                -------
      Growth Fund ...................    2.25%                  2.90%
      Banking and Finance Fund ......    2.35%                  3.00%
      Technology Fund ...............    2.90%                  3.40%

      Pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement"), dated May 1, 2005, Emerald Mutual Fund Advisers Trust (formerly known as Emerald Advisers, Inc. ) ("Emerald" or the "Sub-Advisor") serves as the investment sub-advisor to the Forward Emerald Funds. Forward Management will direct the Funds to pay Emerald's sub-advisory fees out of Forward Management's advisory fees. Prior to May 1, 2005, Emerald served as investment adviser to the Funds.

================================================================================
FORWARD FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2005
--------------------------------------------------------------------------------

      The following table summarizes the advisory fees and expense waivers/reimbursements for the fiscal year ended June 30, 2005.

                                                  GROSS        ADVISORY FEE/
                                                ADVISORY     WAIVED/REIMBURSED
                                                --------     -----------------
      Growth Fund ....................        $1,027,800              --
      Banking and Finance Fund .......         2,468,837              --
      Technology Fund ................            33,339          $4,826

NOTE 7 -- OTHER AGREEMENTS

      The Class A shares and Class C shares of the Forward Emerald Funds have distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Class A and Class C shares of the Funds will pay the distributor for services provided and expenses incurred promoting the sale of such shares of the Funds or maintaining or improving services provided to shareholders by the distributor or dealers. The Growth Fund and Banking and Finance Fund will each reimburse the distributor at an annual rate up to 0.35% and the Technology Fund will reimburse the distributor at an annual rate up to 0.50% of the average net assets attributable to the Class A shares of each respective Fund. Each Fund will reimburse the distributor at an annual rate up to 1.00%, payable monthly, of which, 0.25% is a shareholder service fee and 0.75% is for distribution-related expenses, of the average daily net assets attributable to the Class C shares of each of the Funds. For the fiscal year ended June 30, 2005, the Funds paid the distributor under the terms of the Plans as follows:

                                                  DISTRIBUTION EXPENSES
                                                    FOR THE YEAR ENDED
                                    CLASS A           JUNE 30, 2005
                                    -------           -------------
      Growth Fund                    0.35%              $436,397
      Banking and Finance Fund       0.35%               562,946
      Technology Fund                0.50%                14,491

                                                  DISTRIBUTION EXPENSES                           SHAREHOLDER
                                                         FOR THE                               SERVICING EXPENSES
                                                        YEAR ENDED                             FOR THE YEAR ENDED
                                    CLASS C           JUNE 30, 2005            CLASS C           JUNE 30, 2005
                                    -------           -------------            -------           -------------
      Growth Fund                    0.75%              $ 92,664                0.25%              $ 30,888
      Banking and Finance Fund       0.75%               767,717                0.25%               255,906
      Technology Fund                0.75%                 3,268                0.25%                 1,089

      Pursuant to an underwriting agreement with each Fund, Citco Mutual Fund Distributors, Inc. serves as the distributor of the shares of the Forward Emerald Funds. Pursuant to a transfer agency agreement and administration and accounting services agreement, Citco Mutual Fund Services serves as transfer agent, administrator and accounting services agent for the Funds. Pursuant to a custody agreement with the Forward Emerald Funds, U.S.
      Bank, N.A. serves as custodian for the Funds.

================================================================================
FORWARD FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONCLUDED                         JUNE 30, 2005
--------------------------------------------------------------------------------

NOTE 8 -- TRUSTEES AND OFFICERS

      Overall responsibility for oversight of the Forward Emerald Funds rests with the Trustees of the Trust. Prior to May 1, 2005, there were seven Trustees, six of whom were not "interested persons" of the Trust within the meaning of that term under the 1940 Act. Through June 30, 2005, the non-interested Trustees received an aggregate annual retainer of $6,000, $1,500 for each board meeting attended, and $1,500 for each Audit Committee meeting attended. The Funds also reimbursed the non-employee Trustees' travel expenses incurred attending Board meetings.

      There are currently five Trustees, four of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. Effective September 1, 2005, the Funds will pay each non-interested Trustee a retainer fee in the amount of $12,000 per year, $3,625 each per regular meeting and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee will each receive a special retainer fee in the amount of $6,000 per year. The Funds will also reimburse Trustees' travel expenses incurred attending Board meetings.

      Officers of the Funds and Trustees who are affiliated persons of the Funds, Investment Advisor or sub-advisor do not receive any compensation from the Funds or any other funds managed by the Investment Advisor or sub-advisor, provided that the Funds may compensate the Investment Advisor for providing an officer to serve as the Funds' Chief Compliance Officer.

NOTE 9 -- SERVICE PROVIDERS

      Effective on or about September 9, 2005, ALPS Distributors, Inc. ("ALPS Distributors") will serve as distributor to the Forward Emerald Funds. ALPS Distributors is located at 1625 Broadway, Suite 2200, Denver, CO 80202, and may be contacted by calling (800) 232-0224.

      Effective on or about September 9, 2005, ALPS Mutual Fund Services, Inc. ("ALPS") will serve as administrator, fund accounting agent and transfer agent to the Forward Emerald Funds. ALPS' principal business address is 1625 Broadway, Suite 2200, Denver, CO 80202. Shareholder inquiries may be directed to ALPS at P. O. Box 1345, Denver, CO 80201 or by calling (800) 232-0224.

      Effective on or about September 9, 2005, Brown Brothers Harriman & Co. ("BBH") will serve as custodian to the Funds. BBH's principal business address is 40 Water Street, Boston, Massachusetts 02109.

      Until ALPS Distributors, ALPS and BBH assume their respective roles, Citco Mutual Fund Services, Inc. will serve as the administrator, transfer agent and fund accounting agent, Citco Mutual Fund Distributors, Inc. will serve as the distributor and U.S. Bank NA will serve as the custodian for the Forward Emerald Funds.

================================================================================
FORWARD FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Emerald Growth Fund (formerly known as Emerald Growth Fund), Forward Emerald Banking and Finance Fund (formerly known as Emerald Select Banking and Finance Fund) and Forward Emerald Technology Fund (formerly known as Emerald Select Technology Fund) (constituting Forward Funds, hereafter referred to as the "Funds") at June 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
August 31, 2005

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION                                             JUNE 30, 2005
--------------------------------------------------------------------------------

              MEETINGS OF SHAREHOLDERS-- VOTING RESULTS (UNAUDITED)

      At a special meeting of shareholders of the Emerald Funds held on November 29, 2004 and reconvened on December 13, 2004, shareholders of the Funds voted to adopt the following proposals: (1) to elect seven Trustees; and
      (2) to approve an Agreement and Plan of Reorganization that provided for the reorganization of the HomeState Group from a Pennsylvania common law trust to the Trust.

      Proposal 1: Election of Trustees.

         Trustee                         Affirmative           Withhold        Total Votes
         ---------------------          --------------       ----------      --------------
         Kenneth G. Mertz, CFA          17,627,663.801       89,561.564      17,717,225.365
         Scott C. Penwell, Esq          17,627,735.147       89,490.218      17,717,225.365
         Robert J. Dickson              17,619,287.105       97,938.260      17,717,225.365
         Douglas S. Garban              17,628,791.935       88,433.430      17,717,225.365
         J. Barton Harrison             17,628,736.789       88,488.576      17,717,225.365
         Robert P. Newcomer             17,548,521.590      168,703.775      17,717,225.365
         Dr. H. J. Zoffer               17,628,417.820       88,807.545      17,717,225.365

      Proposal 2: To approve an Agreement and Plan of Reorganization.

                                                       Votes                Votes                Broker
Fund                           Votes For              Against              Abstain              Non-Votes         Total Votes
----                           ---------              -------              -------              ---------         -----------
Growth Fund                  5,883,938.842           63,969.818           56,866.262            3,158,970        9,163,744.922
Banking and Finance Fund     4,649,064.977           95,391.357          130,375.443            3,390,224        8,265,055.777
Technology Fund                275,821.670            3,977.585            8,680.043              191,872          480,351.298

      At a special meeting of shareholders of each Fund held on April 15, 2005, shareholders of the Funds voted to adopt the following proposals: (1) to approve a new investment management agreement between the Trust and Forward Management; (2) to approve a new investment sub-advisory agreement among the Trust, Forward Management and Emerald; (3) to elect five Trustees; and (4) to approve an amended and restated Declaration of Trust.

      Proposal 1: To approve a new investment management agreement between the Trust and Forward Management.

                                                          Votes                Votes
Fund                              Votes For              Against              Abstain           Total Votes
----                              ---------              -------              -------           -----------
Growth Fund                     9,755,292.831           61,332.939           99,591.006        9,916,216.776
Banking and Finance Fund        7,697,882.451          154,303.563          106,619.874        7,958,805.888
Technology Fund                   294,257.608            3,806.905            2,891.408          300,955.921

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- CONTINUED                                JUNE 30, 2005
--------------------------------------------------------------------------------

      Proposal 2: To approve a new investment sub-advisory agreement among the Trust, Forward Management and Emerald.

                                                          Votes                Votes
Fund                               Votes For             Against              Abstain           Total Votes
----                               ---------             -------              -------           -----------
Growth Fund                     9,749,036.989           63,939.781          103,240.006        9,916,216.776
Banking and Finance Fund        7,691,188.451          166,478.563          101,138.874        7,958,805.888
Technology Fund                   294,180.501            3,884.012            2,891.408          300,955.921

      Proposal 3: Election of Trustees.

Trustee                           Affirmative           Withhold           Total Votes
----------------                --------------        -----------        --------------
J. Alan Reid, Jr                17,948,800.169        227,178.416        18,175,978.585
Kenneth V. Domingues            17,939,857.169        236,121.416        18,175,978.585
Haig G. Mardikian               17,945,334.527        230,644.058        18,175,978.585
Leo T. McCarthy                 17,953,618.086        222,360.499        18,175,978.585
Donald O'Connor                 17,952,517.527        223,461.058        18,175,978.585

      Proposal 4: To approve an amended and restated Declaration of Trust.

                                                          Votes                Votes
Fund                               Votes For             Against              Abstain           Total Votes
----                               ---------             -------              -------           -----------
Growth Fund                     5,455,445.759           63,182.055          101,693.962        9,916,216.776
Banking and Finance Fund        4,272,684.604          142,568.563           95,577.721        7,958,805.888
Technology Fund                   208,644.235            4,433.905            4,558.781          300,955.921

                 APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT
                    AND THE INVESTMENT SUB-ADVISORY AGREEMENT

      The Board of Trustees of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreements and sub-advisory agreements for management of the Funds. As described in greater detail below, at an in-person meeting held on February 18, 2005, the Board of Trustees (the "Predecesor Board") of the HomeState Group (the "Predecessor Trust") approved a proposed management agreement (the "Proposed Management Agreement") with Forward Management, and the proposed sub-advisory agreement (the "Proposed Sub-Advisory Agreement," and together with the Proposed Advisory Agreement, the "Proposed Agreements") with Emerald, on behalf of the Emerald Growth Fund, Emrald Select Banking and Finance Fund and Emerald Select Technology Fund (the "Emerald Funds"), each a series of the

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- CONTINUED                                JUNE 30, 2005
--------------------------------------------------------------------------------

      Predecessor Trust. As described above, at a meeting of shareholders of the Emerald Funds held on November 29, 2004 and reconvened on December 13, 2004, the shareholders of each of the Emerald Funds approved the reorganization of the HomeState Group as the Trust. The HomeState Group was reorganized into the Trust effective May 1, 2005. At a special meeting of shareholders of each Fund held on April 15, 2005, the shareholders of the Trust elected five new Trustees to serve on the Board of Trustees of the Trust and approved the Proposed Management Agreement and Proposed Sub-Advisory Agreement.

      At an in-person meeting of the Predecessor Board held on December 10, 2004, Emerald, which then served as the investment adviser to the Emerald Funds, informed the Predecessor Board that it was considering a transaction for the sale of its business relating to the Emerald Funds (the "Transaction"). At a special meeting of the Predecessor Board held on February 2, 2005, the Predecessor Board had a preliminary meeting with representatives of Forward Management. Emerald's management informed the Predecessor Board that it wished to change Emerald's role from adviser to investment sub-adviser with regard to the Emerald Funds. At that time, the Predecessor Board invited representatives of Forward Management to provide certain information regarding its history, business structure, organizational structure, service and administrative providers, its commitment to asset growth, strategic fit with the Emerald Funds and biographical information regarding its executive officers. Based on this presentation, the Predecessor Board agreed to consider engaging Forward Management as the Emerald Funds' investment adviser. The Predecessor Board requested additional information be provided for review prior to its next regular meeting on February 18, 2005 so the Predecessor Board could consider for approval the Proposed Management Agreement, pursuant to which Forward Management would serve as investment adviser to the Emerald Funds. The Predecessor Board also requested additional information from Emerald in order to consider for approval the Proposed Sub-Advisory Agreement, pursuant to which Emerald would serve as sub-advisor to the Emerald Funds. The Predecessor Board noted that it had reviewed similar information in connection with the annual approval of the Funds' advisory agreements with Emerald at its last regular meeting in December 2004.

      At an in-person meeting of the Predecessor Board on February 18, 2005, Emerald informed the Predecessor Board that Emerald had entered into an agreement to sell its business relating to the management of the Emerald Funds, and recommended to the Predecessor Board that Forward Management serve as the Emerald Funds' new investment adviser. The Predecessor Board, on behalf of each Predecessor Fund, reviewed various materials with respect to Forward Management, including materials furnished by Forward Management. These materials included additional information about Forward Management, the services it would provide, its personnel, its operations and its financial condition. The Predecessor Board evaluated the above-referenced information and considered the following as relevant to their recommendation, but it did not identify any single factor as all-important or controlling, and the following summary does not detail all matters considered: (i) the nature and quality of the services to be provided by Forward Management; (ii) the fees and expenses of the Emerald Funds and that there would be no increase in the management fee paid by the Funds; (iii) the experience and qualification of

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- CONTINUED                                JUNE 30, 2005
--------------------------------------------------------------------------------

      Forward Management personnel providing services; (iv) the financial strength and resources of Forward Management and its commitment to asset management growth; (v) the difficulty of projecting Forward Management's cost of providing the services under the Proposed Management Agreement and the profitability of Forward Management's services; (vi) whether the advisory fees payable to Forward Management were fair and reasonable in light of the services expected to be provided; (vii) the impact on the Emerald Funds' annual operating expense ratios, which would be capped at the current percentage levels disclosed in the prospectus for a period of two years in connection with the approval of Forward Management as the investment adviser to the Emerald Funds; (viii) Forward Management's code of ethics and whether such code was consistent with Rule 17j-1 under the 1940 Act and with the code of ethics of the Trust; (ix) the differences in compensation of portfolio managers for managing the Emerald Funds and Forward Management's other clients and how these differences, if any, may impact management of the Emerald Funds; and (x) the compliance history, reputation, qualifications and background of Forward Management as well as its chief compliance officer.

      Also at the February 18, 2005 meeting, the Predecessor Board had the opportunity again to meet with representatives of Forward Management.

      The Predecessor Board, including a majority of the Trustees who were not "interested persons" of the Predecessor Trust (the "Independent Trustees"), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), concluded at the February 18, 2005 meeting that the Proposed Management Agreement was in the best interests of each of the Emerald Funds and its shareholders, and voted to recommend the Proposed Management Agreement to the respective Emerald Fund's shareholders for their approval, based on the following:

      o Forward Management and the Emerald Funds, subject to shareholder approval, would retain Emerald to act as sub-adviser to the Emerald Funds. Emerald would continue to manage each of the Growth Fund and the Banking and Finance Fund on a day-to-day basis with same portfolio manager(s) currently managing those Emerald Funds. The Technology Fund would be managed on a day-to-day basis after the Transaction by a new portfolio manager, Joseph Besecker, a founder of Emerald Asset Management, the parent company of Emerald. Moreover, the Predecessor Board noted that they had determined in December 2004 to continue to retain Emerald as the Emerald Funds' investment adviser.

      o The management fee rate under the Proposed Agreements with respect to each of the Emerald Funds would be identical to the management fee rate paid by the Emerald Funds under the previous advisory agreements with Emerald. The Predecessor Board noted that these fee arrangements were reviewed in December 2004 and approved at that time. The Predecessor Board further reviewed the expense and profitability data provided by Forward Management at the meeting on February 18, 2005. The Predecessor Board was satisfied that the total fee to be paid was not excessive, and would be sufficient to allow Forward Management to provide an appropriate level of services to the Emerald Funds.

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- CONTINUED                                JUNE 30, 2005
--------------------------------------------------------------------------------

      o Although Emerald would manage the assets of the Emerald Funds as Sub-Adviser, Forward Management would be responsible for the overall management of the Emerald Funds' operations, and it was expected that the Emerald Funds would benefit from Forward Management's experience and resources in managing a fund family with assets under management as of January 2005 of approximately $450 million.

      o The Board was satisfied with Forward Management's expected contribution to the overall management of the Funds as adviser and determined that this fee to be paid by the Funds to Forward was consistent with industry standards and the comparable funds' fees considered, sufficient to sustain Forward's delivery of the expected advisory services.

      o Forward Management's commitment to maintain the fee caps on the Emerald Funds for a period of two years.

      o The fees to be paid by the Emerald Funds pursuant to their distribution plans would not be increased.

      o The ability of the Emerald Funds' shareholders to exchange shares for other funds in the Forward Funds family after such time as the Emerald Funds were reorganized into corresponding new series of the Trust.

      o Forward Management's agreement to comply with the terms of Section 15(f) of the 1940 Act, so that there will be no "unfair burden" (as defined in the 1940 Act and discussed below) placed upon the Emerald Funds.

      o Emerald presented, again, for consideration by the Predecessor Board, the comparison data Emerald had presented during the December 2004 contract renewal discussion with the Predecessor Board. This data showed that the total advisory fee to be paid to Forward Management (including the sub-advisory component) placed the Emerald Funds as follows: The 2nd Quartile for the Growth Fund; the middle of the 4th Quartile for the Banking and Finance Fund; and the middle of the 4th Quartile for the Technology Fund (ordered from lowest to highest fee percentages). The Board noted that the Banking and Finance Fund and Technology Fund both have a small cap focus whereas their respective peer groups tend to have a large cap focus. The small cap focus results in higher expenses due to the greater research required to find, analyze, evaluate and follow the companies that make up this capitalization range. The Board was satisfied that these were the appropriate peer groups and that this comparability data showed that the overall fees were commensurate with each respective Fund's peers and that they were not excessive.

      o Forward Management's demonstrated potential for increasing the size of funds due to the resources that Forward Management had devoted to the distribution of the other mutual funds under its management and the marketing relationships it has established, along with the complementary distribution strengths of Emerald, including leveraging their East Coast and West Cost positions. Over the long-term, if this potential for a larger asset base is realized, it could reduce the per share operating expenses for, and increase the portfolio management options available to, each Emerald Fund.

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- CONTINUED                                JUNE 30, 2005
--------------------------------------------------------------------------------

      o The Emerald Funds' shareholders would, upon consummation of the Transaction, be part of a larger fund family which was expected to have approximately $900 million in assets and with its focus on distribution through a variety of platforms (including "fund supermarkets"). In addition, Forward Management anticipated that to the extent that economies of scale may be achieved, the existing shareholders of the Emerald Funds would enjoy lower investment expenses.

      o The engagement of Forward Management was found by the Predecessor Board not to impact the expenses or fees to be charged to the Emerald Funds and that given the respective services to be provided by Emerald and Forward Management, the proposed sub-advisory and advisory fees were not excessive individually or in the aggregate, and were appropriate, individually and in the aggregate to compensate Emerald and Forward Management for the services to be provided at the level that the Predecessor Board has come to expect.

            In determining whether or not it was appropriate to approve the Proposed Sub-Advisory Agreement with Emerald and to recommend approval to shareholders, the Trustees considered, among other things, information about: (i) Emerald and its personnel with responsibilities for providing services to the Emerald Funds; (ii) the differences in compensation of portfolio managers for managing the Emerald Funds and Emerald's other clients and how these differences, if any, may impact management of the Emerald Funds;
            (iii) the terms of the Proposed Sub-Advisory Agreement; (iv) the scope, nature and quality of the services that Emerald has historically provided to the Emerald Funds; (v) the historical investment performance of the Emerald Funds over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties; and (vi) the sub-advisory fee rates payable to Emerald. The Trustees also took into consideration its deliberations at its December meeting at which it approved the previous investment management agreement with Emerald and its ongoing meetings during the course of the prior year with the relevant investment personnel from Emerald. The Trustees noted that they were satisfied with the investment advisory services historically provided by Emerald to the Fund.

            The Board, including a majority of the Independent Trustees, concluded that Proposed Sub-Advisory Agreement was in the best interests of each Fund and its shareholders, and voted to recommend the Proposed Sub-Advisory Agreement to the respective Fund's shareholders for their approval, based on the following:

      o The Board recounted its December 2004 findings about Emerald's depth and strength in research and the quality of the portfolio management team and its commitment to maintain the same.

      o The Board further reviewed the expense and profitability data provided by Emerald at the meeting on February 18, 2005 and was satisfied that the total fee paid was not excessive, and was sufficient to allow Emerald to provide an appropriate level of services to the Emerald Funds. The Board determined that the fee to be paid to Emerald as sub-adviser was not excessive and was sufficient to sustain its current level of investment management services to the Emerald Funds.

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- CONTINUED                                JUNE 30, 2005
--------------------------------------------------------------------------------

      o The Board considered the profitability analysis presented by Emerald assuming completion of the Transaction and implementation of the Proposed Sub-Advisory Agreement, and determined that Emerald's sub-advisory business would be less profitable to Emerald at 2004 asset levels. However, the Board further considered that given current asset levels and the approval of the Proposed Management Agreement with Forward Management, the Emerald Funds should be able to leverage certain economies of scale that were expected to arise as a result of the combined efforts with Forward Management, including the realization of costs savings due to the redeployment of certain of Emerald's personnel, and assuming reasonable growth and expansion of the assets under management as a result of the distribution efforts of Emerald and Forward Management during Emerald's fiscal years ending June 30, 2005 and 2006, the profitability of the sub-advisory business of Emerald is expected to increase as a separate business line during Emerald's fiscal year ending June 30, 2006, allowing for significant reinvestment by Emerald in its advisory business.

            In addition, the Independent Trustees of the Predecessor Board received advice from independent legal counsel regarding their duties in approving investment advisory contracts. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Sub-Advisory Agreement and concluded that the compensation under the Proposed Sub-Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment. Subsequent to this action, at a meeting of the shareholders of the HomeState Group held on April 15, 2005, shareholders voted to approve the Proposed Agreements.

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                               Term of                                         Funds
                                               Office and                                      in Fund           Other
                              Positions(s)     Length of                                       Complex           Directorships
                              Held with        Time            Principal Occupation(s)         Overseen          Held by
Name, Address and Age*        the Trust        Served**        During Past Five Years          by Trustee        Trustee***
------------------------------------------------------------------------------------------------------------------------------------
Kenneth V. Domingues          Trustee          Since 2003+     Financial Consultant,           12                None
Age: 72                                                        Securities Arbitrator,
                                                               Expert Witness, Estate and
                                                               Trust Administrator (1999-
                                                               present); Technical
                                                               Consultant to the
                                                               California State Board of
                                                               Accountancy (2002-
                                                               present); Chief
                                                               Accountant, Division of
                                                               Investment Management,
                                                               U.S. Securities and
                                                               Exchange Commission
                                                               (1998-1999); Senior Vice
                                                               President and Chief
                                                               Financial Officer, Franklin
                                                               Templeton Group, an
                                                               investment management
                                                               company (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES -- CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                               Term of                                         Funds
                                               Office and                                      in Fund           Other
                              Positions(s)     Length of                                       Complex           Directorships
                              Held with        Time            Principal Occupation(s)         Overseen          Held by
Name, Address and Age*        the Trust        Served**        During Past Five Years          by Trustee        Trustee***
------------------------------------------------------------------------------------------------------------------------------------
Haig G. Mardikian             Trustee          Since 1998+     Owner of Haig G.                12                None
Age: 57                                                        Mardikian Enterprises, a
                                                               real estate investment
                                                               business (1971-present); a
                                                               General Partner of M&B
                                                               Development, a real estate
                                                               investment business
                                                               (1983-present); General
                                                               Partner of George M.
                                                               Mardikian Enterprises, a
                                                               real estate investment
                                                               business (1983-2002);
                                                               President and Director of
                                                               Adiuvana-Invest, Inc., a
                                                               real estate investment
                                                               business (1989-present);
                                                               Vice Chairman and
                                                               Trustee of the William
                                                               Saroyan Foundation (1992-
                                                               present). Mr. Mardikian has
                                                               served as Managing
                                                               Director of the United
                                                               Broadcasting Company,
                                                               radio broadcasting (1983-
                                                               2001) and Chairman and
                                                               Director of SIFE Trust
                                                               Fund (1978-2002). He
                                                               serves as a director of the
                                                               Downtown Association of
                                                               San Francisco (1982-
                                                               present) and the Market
                                                               Street Association (1982-
                                                               present) and as a trustee
                                                               of Trinity College (1998-
                                                               present); the Herbert
                                                               Hoover Presidential
                                                               Library (1997-present); the
                                                               Herbert Hoover
                                                               Foundation (2002-
                                                               present); and the Advisor
                                                               California Civil Liberties
                                                               Public Education Fund
                                                               (1997-present).
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES -- CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                               Term of                                        Funds
                                               Office and                                     in Fund           Other
                              Positions(s)     Length of                                      Complex           Directorships
                              Held with        Time            Principal Occupation(s)        Overseen          Held by
Name, Address and Age*        the Trust        Served**        During Past Five Years         by Trustee        Trustee***
------------------------------------------------------------------------------------------------------------------------------------
Leo T. McCarthy               Trustee          Since 1998+     President, The Daniel          12                Director, Linear
Age: 74                                                        Group, an investment                             Technology
                                                               partnership (January                             Corporation, a
                                                               1995-present); and                               manufacturing
                                                               Director, Accela, Inc., a                        company (July
                                                               software company (March                          1994-present)
                                                               1998-present).
------------------------------------------------------------------------------------------------------------------------------------
Donald O'Connor               Trustee          Since 2000+     Financial Consultant           12                Trustee of the
Age: 69                                                        (1997-present); Retired                          Advisors
                                                               Vice President of                                Series Trust (15)
                                                               Operations, Investment                           (1997-present)
                                                               Company Institute ("ICI"),
                                                               a mutual fund trade
                                                               association (May 1969 -
                                                               June 1993); Executive Vice
                                                               President and Chief
                                                               Operating Officer, ICI
                                                               Mutual Insurance
                                                               Company, an insurance
                                                               company (1987-1997);
                                                               Chief, Branch of Market
                                                               Surveillance, Securities
                                                               and Exchange
                                                               Commission (1964-1969).
------------------------------------------------------------------------------------------------------------------------------------

----------
* Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**    Each Trustee will hold office for an indefinite term until the earliest of
      (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Company's Articles of Incorporation.

*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

+ Each trustee has served as a Trustee of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as new series of the Trust effective July 1, 2005.

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                               Term of                                         Funds
                                               Office and                                      in Fund         Other
                              Positions(s)     Length of                                       Complex         Directorships
                              Held with        Time            Principal Occupation(s)         Overseen        Held by
Name, Address and Age*        the Trust        Served**        During Past Five Years          by Trustee      Trustee***
------------------------------------------------------------------------------------------------------------------------------------
J. Alan Reid, Jr. ****        President,       Since 2001+     President of Forward            12              Director of
Age: 42                       Trustee                          Management, LLC, an investment                  FOLIOfn;
                                                               adviser ("Forward                               Director,
                                                               Management, "formerly                           ReFlow Fund
                                                               known as Webster Investment                     LLC, an
                                                               Management Co., LLC)                            investment
                                                               (April 2001-present), Senior                    service
                                                               Vice President, Director of                     company (2002
                                                               Business Delivery, Morgan                       to present).
                                                               Stanley Online, a financial
                                                               services company (1999-
                                                               2001); Executive Vice
                                                               President and Treasurer,
                                                               Webster Investment
                                                               Management Co., LLC (1998-
                                                               1999); Vice President, Regional
                                                               Director, Investment
                                                               Consulting Services, Morgan
                                                               Stanley, Dean Witter, Discover
                                                               & Co., a financial services
                                                               company (July 1992-February
                                                               1998); Vice President, Regional
                                                               Director, Investment
                                                               Consulting Services, Dean
                                                               Witter, a financial services
                                                               company (May 1994-
                                                               September 1997); Vice President
                                                               of the Board of Trustees
                                                               of Centerpoint, a public
                                                               health and welfare organization
                                                               (January 1997-present);
                                                               Advisory Board Member,
                                                               Finaplex, a software company
                                                               (2002 to present); Advisory
                                                               Board of SunGard Expert
                                                               Solutions (1998 to present).
------------------------------------------------------------------------------------------------------------------------------------

* Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**    Each Trustee will hold office for an indefinite term until the earliest of
      (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Company's Articles of Incorporation.

*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

**** Mr. Reid is considered an interested Trustee because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Fund.

+ Each trustee has served as a Trustee of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as new series of the Trust effective July 1, 2005.

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                               Term of                                         Funds
                                               Office and                                      in Fund           Other
                              Positions(s)     Length of                                       Complex           Directorships
                              Held with        Time            Principal Occupation(s)         Overseen          Held by
Name, Address and Age*        the Trust        Served**        During Past Five Years          by Trustee        Trustee***
------------------------------------------------------------------------------------------------------------------------------------
Jeremy Deems                  Treasurer        Since 2004**    Chief Financial Officer at      N/A               N/A
433 California Street                                          Forward Management
Suite 1100                                                     since 2004; Controller at
San Francisco, CA 94104                                        Forward Management
Age: 28                                                        (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Mary Curran                   Secretary and    Since 2004**    General Counsel at Sutton       N/A               N/A
433 California Street         Chief                            Place Management since
Suite 1100                    Compliance                       2002; General Counsel at
San Francisco, CA 94104       Officer                          Morgan Stanley Online
Age: 57                                                        (1997-2002)
------------------------------------------------------------------------------------------------------------------------------------

* Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

** Each officer has served as an Officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as an officer of the nine series of Forward Funds, Inc., which were reorganized as new series of the Trust effective July 1, 2005.

================================================================================
FORWARD FUNDS
ADDITIONAL INFORMATION -- CONCLUDED
--------------------------------------------------------------------------------

Tax Information (Unaudited)

The Fund is required to advise you regarding the federal tax status of certain distributions received by the shareholders during the fiscal year within 60 days of the Fund's fiscal year end. During the fiscal year ended June 30, 2005, the following Funds paid distributions derived from long-term capital gains, and hereby designate as capital gain dividends pursuant to the Internal Revenue Code
Section 852(b)(3)(c) the following amounts:

      FUND                                        LONG-TERM CAPITAL GAINS
      ----                                        -----------------------
      Growth Fund                                 $2,955,672
      Banking and Finance Fund                    $4,885,709

The information above is reported for the Funds' fiscal year. Shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2006 to determine the amounts to be included on their 2005 tax returns.

The Fund designates $2,650,888 of its distributions paid to shareholders in 2004 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 75% of its ordinary dividends (including short-term gains) paid to shareholders in 2004 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

Proxy Policies (Unaudited)

A description of the Funds' policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-232-0224, or on the Securities and Exchange Commission website at http://sec.gov.

N-Q Filing (Unaudited)

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Forward Emerald Funds, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds' Form N-Q will be available on the SEC's web-site at http://sec.gov., or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

[LOGO] FORWARD FUNDS


[LOGO] FORWARD EMERALD GROWTH FUND
       CLASS A: HSPGX
       CLASS C: HSPCX

       FORWARD EMERALD BANKING AND FINANCE FUND
       CLASS A: HSSAX
       CLASS C: HSSCX

       FORWARD EMERALD TECHNOLOGY FUND
       CLASS A: HSYTX
       CLASS C: HSYCX

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) The registrant adopted a new code of ethics as of June 9, 2005; however no provision of the new code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item differs materially from the registrant's prior code of ethics.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant's board of trustees has determined that Kenneth V. Domingues is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d)

As of May 1, 2005, the series of the HomeState Group, a separate entity, were reorganized as series of the registrant, and as of July 1, 2005, the series of Forward Funds, Inc., also a separate entity, were reorganized as series of the registrant. Set forth in the table below are audit fees and non-audit related fees billed to the registrant, including the HomeState Group and Forward Funds, Inc., which are predecessor entities to the registrant, by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the registrant's fiscal years ended June 30, 2004 and 2005, for the series of the HomeState Group and December 31, 2003 and 2004 for the series of Forward Funds, Inc.

Predecessor Entity           Fiscal Year                               Audit-Related                       All Other
                             Ended                      Audit Fees          Fees           Tax Fees          Fees
-----------------------------------------------------------------------------------------------------------------------
HomeState Group              June 30, 2004                $59,000           None            $28,670          None
HomeState Group              June 30, 2005                $64,000           None            $22,200          None
Forward Funds, Inc.          December 31, 2003           $110,000           None            $14,000          None
Forward Funds, Inc.          December 31, 2004           $143,000           None            $16,960          None

Tax fees for the HomeState Group relate to the preparation of excise tax calculations and returns and preparation of state and federal tax returns. Tax fees for Forward Funds, Inc. represent tax compliance services provided in connection with the review of the Registrant's tax returns

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The Registrant's Audit Committee has established polices and procedures ("Procedures") for pre-approval of all audit and permissible non-audit services provided by its independent accountant ("Auditor"). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Fund's financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee shall also consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Audit Committee will report to the Board of directors regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Fund and its service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Fund, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Fund may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Fund's operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Fund and to its service affiliates on a project-by-project basis.

All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2004 and 2005 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, including Forward Funds, Inc. and the HomeState Group, which are predecessor entities to the registrant, and rendered to the registrant's investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended June 30, 2004 and June 30, 2005 for the HomeState Group totaled $28,670 and $22,200, respectively, and for fiscal years ended December 31, 2003 and December 31, 2004 for Forward Funds, Inc. totaled $54,000 and $61,960, respectively. Fees for Forward Funds, Inc. include audit services provided to Forward Management, Inc., the investment advisor to the series of Forward Funds, Inc., in the amount of $40,000 in 2003 and $45,000 in 2004.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant's Nominating Committee has adopted a charter pursuant to which it will consider written nominations from shareholders delivered to the Trust's Secretary at his or her address in the Trust's current Statement of Additional Information.

ITEM 11. CONTROLS AND PROCEDURES.

      a. The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

      b. There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     a)(1) The registrant's code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

     (a)(3) Not applicable.

     (b) Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forward Funds

By (Signature and Title)*       /s/ J. Alan Reid, Jr.
                         -------------------------------------------------------
                                    J. Alan Reid, Jr., President

Date                                September 23, 2005
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ J. Alan Reid, Jr.
                         -------------------------------------------------------
                                    J. Alan Reid, Jr., President

Date                                September 23, 2005
    ----------------------------------------------------------------------------

By (Signature and Title)*           /s/ Jeremy Deems
                         -------------------------------------------------------
                                    Jeremy Deems, Treasurer

Date                                September 23, 2005
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.